                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                               (AMENDMENT NO. 2)


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                            BEVERLY ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                                PRELIMINARY COPY
                             SUBJECT TO COMPLETION

                     (BEVERLY ENTERPRISES, INC. LETTERHEAD)

                                                                  March   , 2005

Dear Fellow BEI Stockholder:

     It is our pleasure to invite you to attend the 2005 Annual Meeting of stockholders of Beverly Enterprises, Inc., to be held at our corporate headquarters at One Thousand Beverly Way, Fort Smith, Arkansas at 10:00 a.m. local time on April 21, 2005.

     We urge you to participate in this Annual Meeting by completing and returning the enclosed WHITE proxy card as promptly as possible. This Annual Meeting is of particular importance to all BEI stockholders because:


     - A group including Arnold Whitman, the Chief Executive Officer of Formation Capital, LLC and Appaloosa Management L.P., a New Jersey based hedge fund, among others, is attempting to take control of your company's Board at the meeting as part of its efforts to acquire BEI.


     - As described in the accompanying Proxy Statement, your Board's unanimous view is that the transactions proposed by this group are not in the best interests of BEI stockholders and significantly undervalue BEI.

     For the reasons more fully described in the accompanying Proxy Statement, your Board strongly recommends that you protect your investment in BEI by voting:

     - "FOR" the BEI nominees for director; and


     - "AGAINST" the Whitman/Appaloosa group proposals under Items 3-5 on the enclosed WHITE proxy card.


     Please, sign, date and return the WHITE proxy card in the accompanying postage paid envelope. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as promptly as possible.


     Your Board urges you NOT to sign or return any blue proxy card sent to you by the Whitman/Appaloosa group for any reason, even as a protest against their activities. If you have previously returned a blue proxy card, you may change any vote you may have cast in favor of the Whitman/Appaloosa group proposals and vote in favor of the election of the BEI nominees, by signing and returning the enclosed WHITE proxy card in the accompanying envelope. Any signed blue proxy card you return - even if it reflects votes "AGAINST" the Whitman/Appaloosa group proposals - will cancel any votes reflected on any WHITE proxy card you may have previously returned. The properly executed proxy card you submit with the latest date will be the one honored. We urge you to disregard any blue proxy card sent to you.


     On behalf of everyone at BEI, we thank you for your continued support. We remain committed to acting in your best interests. If you have any questions or need any assistance in voting your shares, please feel free to call one of our proxy solicitors, Innisfree M&A Incorporated or Georgeson Shareholder Communications Inc., at one of the telephone numbers set forth below.

                                          Sincerely,

                                          William R. Floyd
                                          Chairman, President and
                                          Chief Executive Officer

     If your shares are registered in the name of a broker, only your broker can execute a proxy and vote your shares and only after receiving your specific instructions. Please sign, date and promptly mail the WHITE voting instruction card in the envelope provided by your broker. Remember, your shares cannot be voted unless you return a signed and executed voting instruction card to your broker. If you have any questions or need further assistance in voting, please contact one of the firms assisting us in the solicitation of proxies:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

  Stockholders call (877) 278-4793 (toll-free in the United States and Canada)
                Banks and Brokers call (212) 440-9800 (collect)

                           INNISFREE M&A INCORPORATED

  Stockholders call (877) 825-8730 (toll-free in the United States and Canada)
                Banks and Brokers call (212) 750-5833 (collect)

    The Proxy Statement is dated March   , 2005 and is first being mailed to
                                  stockholders
                          on or about March   , 2005.

                           BEVERLY ENTERPRISES, INC.

                            ONE THOUSAND BEVERLY WAY
                           FORT SMITH, ARKANSAS 72919
                                 (479) 201-2000

--------------------------------------------------------------------------------

                 NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

TIME AND DATE.......................     10:00 a.m., CDT, on Thursday, April 21,
                                         2005

PLACE...............................     Beverly Enterprises, Inc.
                                         One Thousand Beverly Way
                                         Fort Smith, Arkansas 72919

ITEMS OF BUSINESS...................     (1) Election of eight directors. YOUR
                                             BOARD UNANIMOUSLY RECOMMENDS THAT
                                             YOU VOTE "FOR" ELECTION OF THE
                                             EIGHT BEI DIRECTOR NOMINEES (Item 1
                                             on the enclosed WHITE proxy card).

                                         (2) Ratification of the appointment of
                                             Ernst & Young LLP as our
                                             independent registered public
                                             accounting firm for 2005. YOUR
                                             BOARD UNANIMOUSLY RECOMMENDS THAT
                                             YOU VOTE "FOR" THIS PROPOSAL (Item
                                             2 on the enclosed WHITE proxy
                                             card); and

                                         (3) Transaction of any other business
                                             properly brought before the Annual
                                             Meeting, including at any
                                             adjournment or postponement of the
                                             Annual Meeting.

RECORD DATE.........................     If you were a stockholder as of the
                                         close of business on March 7, 2005 (the
                                         "Record Date"), you are entitled to
                                         vote and attend the Annual Meeting.


ANNUAL REPORT.......................     WE WILL FURNISH A COPY OF OUR ANNUAL
                                         REPORT CONTAINING OUR AUDITED
                                         CONSOLIDATED FINANCIAL STATEMENTS FOR
                                         THE YEAR ENDED DECEMBER 31, 2004 TO BEI
                                         STOCKHOLDERS AS PROMPTLY AS PRACTICABLE
                                         ON OR AFTER MARCH 15, 2005 AND IN NO
                                         EVENT LATER THAN APRIL 1, 2005, A DATE
                                         20 CALENDAR DAYS BEFORE THE DATE OF THE
                                         2005 ANNUAL MEETING.


PROXY VOTING........................     It is important that your shares of
                                         stock be represented and voted at the
                                         meeting. Please SIGN, DATE AND PROMPTLY
                                         RETURN the enclosed WHITE proxy card in
                                         the postage-paid envelope.

                                         Any proxy may be revoked at any time
                                         prior to its exercise at the meeting by
                                         following the instructions in the Proxy
                                         Statement.

March __, 2005                           DOUGLAS J. BABB
                                         Secretary

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
ANSWERS TO FREQUENTLY ASKED QUESTIONS.......................    1
BACKGROUND..................................................   10
PROPOSALS ON WHICH YOU MAY VOTE.............................   15
  PROPOSAL NO. 1 -- ELECTION OF DIRECTORS...................   15
  PROPOSAL NO. 2 -- RATIFICATION OF THE APPOINTMENT OF ERNST
     & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
     ACCOUNTING FIRM FOR 2005...............................   15
BEI NOMINEES FOR THE BOARD OF DIRECTORS.....................   17
BOARD OF DIRECTORS -- COMMITTEES DURING 2004................   19
BOARD OF DIRECTORS -- COMPENSATION..........................   22
EXECUTIVE OFFICERS..........................................   23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   25
AUDIT AND COMPLIANCE COMMITTEE REPORT.......................   27
NOMINATING AND COMPENSATION COMMITTEE REPORT ON 2004
  EXECUTIVE COMPENSATION....................................   29
EXECUTIVE COMPENSATION......................................   34
  SUMMARY COMPENSATION TABLE................................   34
  AGGREGATED OPTION EXERCISES IN 2004 AND FISCAL YEAR-END
     OPTION VALUES..........................................   38
  LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR...   38
  DEFINED BENEFIT PLAN......................................   39
STOCK PERFORMANCE GRAPH.....................................   40
EQUITY COMPENSATION PLAN INFORMATION........................   41
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE
  IN CONTROL AGREEMENTS.....................................   41
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   42
CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS.............   42
OTHER MATTERS...............................................   42
SOLICITATION OF PROXIES.....................................   44
SCHEDULE I: INFORMATION CONCERNING THE DIRECTORS, EXECUTIVE
  OFFICERS AND CERTAIN OTHER OFFICERS OF BEI WHO MAY BE
  DEEMED PARTICIPANTS IN BEI'S SOLICITATION OF PROXIES......  I-1
SCHEDULE II: INFORMATION CONCERNING LEHMAN BROTHERS AND
  JPMORGAN AND CERTAIN OF THEIR EMPLOYEES WHO MAY BE DEEMED
  PARTICIPANTS IN BEI'S SOLICITATION OF PROXIES.............  II-1

                              PROXY STATEMENT FOR
                       BEVERLY ENTERPRISES, INC. ("BEI")
                        2005 ANNUAL STOCKHOLDERS MEETING

                     ANSWERS TO FREQUENTLY ASKED QUESTIONS

 1. Q. WHY AM I RECEIVING THESE PROXY MATERIALS?

    A. BEI's Board of Directors is asking for the right to vote your shares as your proxy or agent at the Annual Meeting. Acting as your proxy, a member of the Proxy Committee, appointed by the Board, will vote your shares as you instruct on your proxy card. This Proxy Statement discusses the issues to be voted on. Each share you own is entitled to one vote on each matter considered at the Annual Meeting.

 2. Q. ON WHICH PROPOSALS MAY I VOTE?

    A. You will be voting on:

       (1) Election of eight directors;

       (2) Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2005; and

       (3) Approval or disapproval of any other business properly presented for a vote at the Annual Meeting. Please see Question and Answer 5 and Question and Answer 6 below.

 3. Q. WHO IS BEING NOMINATED FOR ELECTION AS A DIRECTOR?

    A. Your Board has nominated William R. Floyd, Melanie Creagan Dreher, Ph.D., John D. Fowler, Jr., John P. Howe, III, M.D., James W. McLane, Ivan R. Sabel, Donald L. Seeley and Marilyn R. Seymann, Ph.D., for election as directors at the Annual Meeting. Additional information about each of the BEI nominees is included under the heading "BEI Nominees for the Board of Directors" below.


       As you may know, a group including Arnold Whitman, the Chief Executive Officer of Formation Capital, LLC and Appaloosa Management L.P., a New Jersey based hedge fund, among others, has acquired over eight percent of our outstanding stock and has sent us two letters proposing an acquisition of BEI. This group, through Mr. Whitman, has nominated six individuals for election as directors of BEI at the Annual Meeting in order to take control of the Board and further their attempt to acquire BEI.



       Your Board has unanimously determined that the transactions proposed by the Whitman/Appaloosa group significantly undervalue BEI and are not in the best interests of BEI or its stockholders.


       YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION
       OF THE EIGHT BEI DIRECTOR NOMINEES (ITEM 1 ON THE ENCLOSED WHITE PROXY
       CARD).


       We urge you NOT to sign or return any blue proxy card sent to you by the Whitman/Appaloosa group for any reason, which would void any earlier-dated proxy. The best way to support your Board is by voting:


       - "FOR" BEI's nominees for director; and


       - "AGAINST" Items 3-5 on the enclosed WHITE proxy card (the Whitman/Appaloosa group proposals).

 4. Q. WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

    A. With respect to the election of directors, you may:

       - Vote for the election of any or all of the eight BEI director nominees; or

       - Withhold authority to vote for any or all of the eight BEI director nominees.

       You may take any of these actions by marking the appropriate spaces on the enclosed WHITE proxy card. If you submit your signed WHITE proxy card without indicating how you wish to vote, your shares will be voted "FOR" the election of the BEI director nominees.


       If you receive a proxy statement from the Whitman/Appaloosa group or attend the Annual Meeting, you may also be able to vote on their nominees for election as directors at the Annual Meeting.


       BEI's By-Laws provide that directors will be elected by a plurality of votes cast, in person or by proxy, and entitled to vote at the Annual Meeting at which a quorum is present. Stockholders do not have the right to cumulate votes in the election of directors. Accordingly, the eight nominees receiving the highest vote totals will be elected as directors of BEI. Votes that are withheld in the election of directors and broker non-votes will not be taken into account for purposes of determining the outcome of the election.


       The only way to vote by proxy "FOR" the BEI nominees is to sign, date and return the enclosed WHITE proxy card. Do NOT sign or return any blue proxy card sent to you by the Whitman/Appaloosa group for any reason, even as a protest against their activities. The best way to support your Board is by voting:


       - "FOR" BEI's nominees for director; and


       - "AGAINST" Items 3-5 on the enclosed WHITE proxy card (the Whitman/Appaloosa group proposals).


       YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION
       OF THE EIGHT BEI DIRECTOR NOMINEES (ITEM 1 ON THE ENCLOSED WHITE PROXY
       CARD).

 5. Q. WHAT BUSINESS OTHER THAN THE ELECTION OF DIRECTORS WILL BE CONDUCTED AT THE ANNUAL MEETING?

    A. BEI has set forth Proposal No. 2, which asks the stockholders to ratify the appointment of Ernst & Young LLP as BEI's independent registered public accounting firm for 2005.

       YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS
       PROPOSAL (ITEM 2 ON THE ENCLOSED WHITE PROXY CARD).

       We also have received notice from Arnold M. Whitman, the Chief Executive Officer of Formation Capital, that he intends to bring the following proposals before the Annual Meeting for consideration by BEI's stockholders:

       - A proposal to amend our By-Laws to fix the number of directors constituting the entire Board at eight (Item 3 on the enclosed WHITE proxy card);

       - A proposal to repeal any amendment to our By-Laws adopted after May 29, 1997, other than the proposed amendment described above (Item 4 on the enclosed WHITE proxy card); and

       - A proposal to require that the foregoing proposals be presented prior to the election of directors and before any other business is conducted at the Annual Meeting (Item 5 on the enclosed WHITE proxy card).


       YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" EACH
       OF THESE PROPOSALS SUBMITTED BY THE WHITMAN/APPALOOSA GROUP (ITEMS 3-5 ON THE ENCLOSED WHITE PROXY CARD). More information regarding these proposals, and the reasons for your Board's recommendation, may be found under the heading "Other Matters" below.

 6. Q. WHAT VOTE IS REQUIRED FOR THE OTHER PROPOSALS THAT MAY BE CONSIDERED AT THE ANNUAL MEETING?

    A. The affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal at the Annual Meeting at which a quorum is present is required for stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2005.

       You may vote for or against this proposal or abstain from voting. Abstentions will have the same effect as if you voted "against" this proposal. If this proposal is contested, broker non-votes will not affect the outcome of the vote on this matter.

       If you submit your signed WHITE proxy card and either vote for this proposal or do not indicate a vote, you will be voting for the proposal. If you submit your signed WHITE proxy card and either vote against this proposal or "abstain" from voting, then you will be voting against the proposal.

       YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP (ITEM 2 ON THE ENCLOSED WHITE PROXY CARD).


       Under BEI's By-Laws, the affirmative vote of the holders of a majority of the outstanding shares of BEI common stock is required to amend or repeal the By-Laws. As a result, the affirmative vote of the holders of a majority of the outstanding shares of BEI common stock is required to amend our By-Laws to fix the number of directors constituting the entire Board at eight or to repeal any amendment to our By-Laws adopted after May 29, 1997. In addition, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting at which a quorum is present is required to approve the proposal to conduct business in the order proposed by the Whitman/Appaloosa group.



       You may vote for or against each of these matters or abstain from voting with respect to each of these matters. Abstentions with respect to any of these proposals will have the same effect as a vote against such proposals. Broker non-votes will have the same effect as a vote against the proposals to amend our By-Laws. Broker non-votes will not affect the outcome of the vote with respect to the proposal to conduct business in the order proposed by the Whitman/Appaloosa group.



       If you submit your signed WHITE proxy card and vote for any of the Whitman/Appaloosa group proposals, you will be voting for such proposal. If you submit your signed WHITE proxy card and either vote against any of the Whitman/Appaloosa group proposals, "abstain" from voting or do not indicate a vote, then you will be voting against such proposals.


       YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" EACH OF ITEMS 3-5 ON THE ENCLOSED WHITE PROXY CARD.

 7. Q. HOW DOES OUR BOARD RECOMMEND I VOTE ON THE ENCLOSED WHITE PROXY CARD?

    A. Your Board unanimously recommends you vote:

       - "FOR" each BEI director nominee (Item 1 on the enclosed WHITE proxy card); and

       - "FOR" ratification of the appointment of Ernst & Young LLP as BEI's independent registered public accounting firm for 2005 (Item 2 on the enclosed WHITE proxy card).


       We have not made any changes to our By-Laws since May 19, 1997. Your Board unanimously recommends you vote "AGAINST" the proposals to amend our By-Laws to fix the number of directors constituting the entire Board at eight, to repeal any amendment to our By-Laws adopted after May 29, 1997 and to conduct business in the order proposed by the Whitman/Appaloosa group (Items 3-5 on the enclosed WHITE proxy card).

 8. Q. WHO IS ENTITLED TO VOTE?

    A. Stockholders as of the close of business on March 7, 2005 (the "Record Date") are entitled to vote at the Annual Meeting. As required by Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting on April 21, 2005 and for 10 days prior to the meeting, during normal business hours, at BEI's corporate office located at One Thousand Beverly Way, Fort Smith, Arkansas 72919.

 9. Q. DOES HOLDING MY STOCK IN A BROKERAGE ACCOUNT AFFECT MY ENTITLEMENT TO
       VOTE?

    A. If your shares are held in the name of a broker, only your broker can execute a proxy and vote your shares. Please sign, date and promptly mail the WHITE voting instruction card in the envelope provided by your broker. Remember, your shares cannot be voted (except with respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, so long as such proposal is not contested at the time of the Annual Meeting) unless you return a signed and dated voting instruction card to your broker or attend the Annual Meeting to vote your shares in person. If your shares are held in the name of a broker, and you intend to attend the Annual Meeting and vote your shares in person, you must obtain a legal proxy, executed in your favor, from your broker to be able to vote at the Annual Meeting. However, you should still sign, date and promptly mail the WHITE voting instruction card in the envelope provided by your broker to preserve your right to vote. If you attend the Annual Meeting and vote, your proxy will be revoked.

10. Q. WHAT HAPPENS IF I DON'T INSTRUCT MY BROKER HOW TO VOTE?

    A. If you don't return a voting instruction card, your broker will not be able to vote on Items 1, 3, 4 and 5. Your broker will be able to vote with respect to Item 2 only if that proposal is not contested at the time of the Annual Meeting. Therefore, if you do not return a voting instruction card:

       - your vote will not be taken into account for purposes of determining the outcome of the election of directors;

       - your broker will have discretion to vote with respect to the ratification of the appointment of Ernst & Young LLP, assuming the ratification is uncontested;

       - your vote will not be taken into account with respect to the proposals to amend our By-Laws, which will have the same effect as a vote against the proposals; and


       - your vote will not be taken into account for purposes of determining the outcome of the proposal to conduct business in the order proposed by the Whitman/Appaloosa group.


11. Q. WHAT HAPPENS IF I DO NOT VOTE THE SHARES REGISTERED IN MY NAME?

    A. If your shares are held in a registered account maintained by the transfer agent, The Bank of New York, your shares will not be voted or considered in the determination of a quorum unless you submit a proxy card or vote at the Annual Meeting.

12. Q. WHAT IS A "QUORUM"?


    A. A "quorum" is a majority of BEI's issued and outstanding shares of common stock and is required to hold the Annual Meeting. As of the Record Date, there were 108,787,095 shares of BEI common stock issued and outstanding, all of one class and each having one vote. There must be at least 54,393,548 shares present or represented by proxy at the Annual Meeting for business to be transacted. If you send the enclosed WHITE proxy card to BEI, your shares will be considered part of the "quorum," regardless of how you vote.

13. Q. HOW DO I VOTE?

    A. YOUR VOTE IS IMPORTANT. You may vote by mail or by attending the Annual Meeting and voting by ballot, all as described below.

       VOTE BY MAIL

       If you choose to vote by mail, simply date and sign your WHITE proxy card or voting instruction card and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed WHITE proxy card to Innisfree M&A Incorporated, P.O. Box 5154, FDR Station, New York, NY 10150-5154, or your completed voting instruction card to your broker, bank or nominee.

       If you return your signed WHITE proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted by a member of BEI's Proxy Committee in accordance with your Board's recommendations described in this Proxy Statement. The members of the Proxy Committee are Douglas J. Babb, William R. Floyd and Jeffrey P. Freimark.

       VOTING AT THE ANNUAL MEETING

       The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a broker, you must obtain a legal proxy, executed in your favor, from your broker to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

       The shares represented by the proxy cards received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting.

14. Q. CAN I REVOKE OR CHANGE MY VOTE AFTER I RETURN A PROXY CARD?

    A. You can revoke any proxy you give at any time before your shares are voted. You can revoke a proxy in any one of three ways:

       - submit a valid, later-dated proxy card;

       - notify BEI's Corporate Secretary in writing at One Thousand Beverly Way, Fort Smith, Arkansas 72919, before the Annual Meeting that you have revoked your proxy; or

       - vote in person at the Annual Meeting.

       Attendance at the meeting in itself will not constitute revocation of a proxy.


       If you have returned a blue proxy card to the Whitman/Appaloosa group, we urge you to revoke your proxy by signing, dating and returning the enclosed WHITE proxy card to BEI.


15. Q. WHAT DOES IT MEAN IF I GET MORE THAN ONE WHITE PROXY CARD?

    A. If your shares are registered differently and are in more than one account, you will receive more than one WHITE proxy card. PLEASE SIGN AND RETURN ALL WHITE PROXY CARDS TO ENSURE THAT ALL OF YOUR SHARES ARE VOTED.

16. Q. WHO WILL COUNT THE VOTES?

    A. Representatives of IVS Associates, Inc., an independent tabulator appointed by the Board of Directors, will count the votes and act as inspectors of election. The inspectors of election shall have the authority to receive, inspect, electronically tally and determine the validity of proxies received.

17. Q. HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

    A. Other than those items described in this Proxy Statement, we do not know of any business to be conducted at the Annual Meeting. However, if any other business is properly presented, your signed WHITE proxy card gives authority to each member of the Proxy Committee to vote or refrain from voting on such matters at his discretion.

18. Q. HOW DO I VOTE IF I PARTICIPATE IN THE EMPLOYEE STOCK PURCHASE PLAN OR THE BEVERLY ENTERPRISES, INC. 401(K) SAVINGSPLUS PLAN?


    A. Computershare, as administrator of the Employee Stock Purchase Plan, is the record holder of the shares held in BEI's Employee Stock Purchase Plan. If you are a participant in the Employee Stock Purchase Plan, your shares are held in a nominee position with Computershare's broker dealer, Merrill Lynch. Computershare will seek instructions from you on how to vote and convey those instructions to Merrill Lynch, who in turn will vote your shares.


       Similarly, Diversified Investment Advisors, as recordkeeper of the Beverly Enterprises, Inc. 401(k) SavingsPlus Plan, is the record holder of the shares held in the plan. If you are a participant in the Beverly Enterprises, Inc. 401(k) SavingsPlus Plan, your shares are held in a nominee position with Investors Bank and Trust, the 401(k) Plan trustee. Diversified Investment Advisors will seek instructions from you on how to vote and convey those instructions to Investors Bank and Trust, who in turn will vote your shares.


19. Q. WHO CAN ATTEND THE ANNUAL MEETING?

    A. Admission to the Annual Meeting is limited to stockholders of BEI, persons holding validly executed proxies from stockholders who held BEI common stock at the close of business on March 7, 2005, and invited guests of BEI.

       If you are a stockholder of BEI, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder of BEI. Please read the following rules carefully, because they specify the documents that you must bring with you to the Annual Meeting in order to be admitted. The items that you must bring with you differ depending upon whether you are a record holder or hold your stock in "street name".

       Proof of ownership of BEI common stock must be shown at the door. Failure to provide adequate proof that you were a stockholder on the record date may prevent you from being admitted to the Annual Meeting.

       IF YOU WERE A RECORD HOLDER OF BEI COMMON STOCK ON MARCH 7, 2005, THEN YOU MUST BRING A VALID GOVERNMENT-ISSUED PERSONAL IDENTIFICATION (SUCH AS A DRIVER'S LICENSE OR PASSPORT).

       IF A BROKER WAS THE RECORD HOLDER OF YOUR SHARES OF BEI COMMON STOCK ON MARCH 7, 2005, THEN YOU MUST BRING:

       - Valid government-issued personal identification (such as a driver's license or passport); and

       - Proof that you beneficially owned shares of BEI common stock at the close of business on March 7, 2005.

       Examples of proof of beneficial ownership include the following (1) a letter from your bank or broker stating that you owned BEI common stock on March 7, 2005; (2) a brokerage statement indicating that you owned BEI common stock on March 7, 2005; or (3) a copy of the voting instruction card provided by your broker indicating that you owned BEI common stock on March 7, 2005.

       IF YOU ARE A PROXY HOLDER FOR A STOCKHOLDER OF BEI, THEN YOU MUST BRING:

       - The validly executed proxy naming you as the proxy holder, signed by a stockholder of BEI who owned shares of BEI common stock on March 7, 2005;

       - Valid government-issued personal identification (such as a driver's license or passport); and

       - If the stockholder whose proxy you hold was not a record holder of BEI common stock on March 7, 2005, proof of the stockholder's beneficial ownership of shares of BEI common stock on March 7, 2005, in the form of a letter or statement from a broker or the voting instruction card provided by the broker, in each case indicating that the stockholder owned BEI common stock on March 7, 2005.

       You may not use cameras, recording equipment or other electronic devices during the Annual Meeting.

20. Q. WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING DUE?

    A. All stockholder proposals to be considered for inclusion in next year's
       proxy statement must be submitted in writing for receipt by November   ,
       2005. They should be sent to the CORPORATE SECRETARY, BEVERLY ENTERPRISES, INC., ONE THOUSAND BEVERLY WAY, FORT SMITH, AR 72919.

       Additionally, BEI's advance notice by-law provision requires that any stockholder proposal to be presented from the floor of the 2006 Annual Meeting be received by the Corporate Secretary at least seventy-five (75) days before the meeting. It is currently expected that the 2006 Annual Meeting will be held on April 20, 2006. If this is the date set by the Board, stockholder proposals to be presented from the floor will be due by February 4, 2006. Proposals may be presented from the floor only after a determination has been made that it is a proper matter for consideration.

21. Q. CAN A STOCKHOLDER RECOMMEND SOMEONE TO BE A NOMINEE FOR ELECTION AS A DIRECTOR AT THE 2006 ANNUAL MEETING?

    A. As a stockholder, you may recommend any person to be a nominee for director by writing to the Chairman of the Nominating and Compensation Committee of the Board, c/o the Corporate Secretary at BEI's address above. The recommendations must be received by BEI no later than the date by which stockholder proposals must be received to be considered for inclusion in the proxy statement, which is the first date set forth in Question and Answer 20 above. Each recommendation must be accompanied in writing by the following information:

       - name and address of the stockholder recommending the nomination;

       - a representation that the stockholder recommending the nomination is a record holder;

       - a representation that the stockholder recommending the nomination intends to appear in person or by proxy at the Annual Meeting to nominate the person or persons specified;

       - information regarding each recommended potential director nominee that would be required to be included in a proxy statement;

       - a description of any arrangements or understandings between the stockholder recommending the nomination and the recommended potential director nominee; and

       - the consent of each recommended potential director nominee to serve as a director, if elected.

22. Q. ARE THERE ANY SPECIFIC, MINIMUM QUALIFICATIONS FOR DIRECTOR NOMINEES?

    A. The Nominating and Compensation Committee of the Board has established certain criteria it considers as a guideline in considering nominations to BEI's Board of Directors. The criteria include: character, knowledge, experience, education, business judgment, diligence, stock ownership, independence, loyalty, reputation and ability to contribute to board balance and diversity. These criteria are not exhaustive, and the Nominating and Compensation Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors.

23. Q. WHAT IS THE NOMINATING AND COMPENSATION COMMITTEE'S PROCESS OF IDENTIFYING AND EVALUATING NOMINEES?

    A. Prior to each Annual Meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating and Compensation Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees. The Nominating and Compensation Committee will determine whether to retain an executive search firm to identify Board candidates. If an executive search firm is retained, the Nominating and Compensation Committee will select the search firm, approve the search firm's fees and other retention terms and specify for the search firm the criteria to use in identifying potential candidates consistent with the director qualification criteria described above. The Nominating and Compensation Committee will review each potential candidate. Management may assist the Nominating and Compensation Committee in the review process at the Committee's direction. The Nominating and Compensation Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee. Candidates recommended by a security holder will be evaluated in the same manner as candidates identified by the Nominating and Compensation Committee.

       With the exception of Melanie Creagan Dreher, Ph.D., each of the nominees for election as a director at the 2005 Annual Meeting was elected at the Annual Meeting of stockholders held in 2004. Dr. Dreher was initially identified as a potential candidate by a professional search firm. The qualifications of Dr. Dreher were then reviewed by the members of the Nominating and Compensation Committee. All of the BEI nominees are recommended by the Nominating and Compensation Committee to stand for election by the stockholders.

24. Q. WHO IS SOLICITING MY PROXY?

    A. Under applicable regulations of the SEC, each of our directors, certain officers of BEI and certain other persons may be deemed to be "participants" in BEI's solicitations of proxies in connection with the Annual Meeting. For information with respect to each participant in BEI's solicitation of proxies in connection with the Annual Meeting, please refer to (i) the table of security ownership of directors and executive officers under the heading "Security Ownership of Certain Beneficial Owners and Management", (ii) the discussion under the headings "Executive Compensation" and "Employment Contracts, Termination of Employment and Change in Control Agreements", and (iii) Schedules I and II to this Proxy Statement.

       For additional information regarding BEI's solicitation of proxies, please see "Solicitation of Proxies" below.

25. Q. HOW CAN I OBTAIN COPIES OF BEI'S PERIODIC AND CURRENT REPORTS FILED WITH THE SEC?

    A. Our periodic and current reports are available, free of charge, on BEI's website at http://www.beverlycorp.com(1) as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

26. Q. HOW CAN I OBTAIN COPIES OF BEI'S CORPORATE GOVERNANCE GUIDELINES, AUDIT AND COMPLIANCE COMMITTEE CHARTER AND NOMINATING AND COMPENSATION COMMITTEE CHARTER?

    A. Our Corporate Governance Guidelines, Audit and Compliance Committee Charter and Nominating and Compensation Committee Charter are available, free of charge, on BEI's website at http://www.beverlycorp.com. We will also provide copies of these documents in printed form at the request of any stockholder.

27. Q. HAS BEI ADOPTED A CODE OF BUSINESS CONDUCT AND ETHICS, AND IF SO, HOW CAN I OBTAIN A COPY?

    A. In early 2004, we adopted an amended and restated Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, controller and other persons serving similar functions. Each of these codes is available, free of charge, on BEI's website at http://www.beverlycorp.com. We will also provide a copy in printed form at the request of any stockholder.

---------------

     (1) The references to BEI's website address in this Proxy Statement are not intended to function as a hyperlink, and the information contained on BEI's website is not a part of this Proxy Statement.

28. Q. DOES BEI'S BOARD OF DIRECTORS PROVIDE A PROCESS FOR STOCKHOLDERS TO SEND COMMUNICATIONS TO THE BOARD?

    A. Stockholders may send correspondence to the Board of Directors c/o the Corporate Secretary at One Thousand Beverly Way, Fort Smith, Arkansas 72919. The Corporate Secretary will review all correspondence addressed to the Board or to any individual Board member. The Corporate Secretary will determine whether correspondence should be forwarded to the Board or would be more appropriately answered by management. The Corporate Secretary will summarize all correspondence not forwarded to the Board and make the summaries of the correspondence periodically available to the Board for its review. At the Board's request, the Corporate Secretary will provide the Board with the actual correspondence underlying the summaries.

29. Q. DO I HAVE DISSENTERS' RIGHTS?

    A. No dissenters' rights apply to any matter to be acted upon at this meeting.

                                   BACKGROUND

     On December 16, 2004, Arnold M. Whitman, the Chief Executive Officer of Formation Capital, called William R. Floyd, our Chairman, President and Chief Executive Officer, and expressed an interest in a possible transaction involving BEI.

     On December 27, 2004, Mr. Floyd received a letter, dated December 22, 2004, from Formation Capital expressing an interest by Formation Capital, Appaloosa Management L.P. and Franklin Mutual Advisers, LLC in acquiring BEI for $11.50 per share. The letter also suggested that this group would be prepared to discuss a transaction involving the purchase of our real estate assets and nursing facilities operations, leaving BEI with its ancillary service businesses. In its letter, Formation Capital indicated that this group owned approximately 4.5% of our outstanding common stock. The letter also indicated that the proposal was being provided to BEI on a confidential basis and that Formation Capital expected that BEI would not disclose the proposal to anyone other than BEI's Board and advisors.

     Mr. Floyd promptly forwarded this letter to the entire Board and convened a Board meeting on December 30, 2004 to discuss the letter. Following that meeting, we retained Latham & Watkins LLP and Lehman Brothers Inc. as our legal and financial advisors, respectively, to assist the Board in fully evaluating the December 22 letter. Subsequently, we also retained J.P. Morgan Securities Inc. as a financial advisor.


     On January 5, 2005, and in subsequent telephone conversations, Mr. Floyd advised Mr. Whitman that -- consistent with its fiduciary obligations and acting in good faith -- the BEI Board would meet to carefully consider the Whitman/Appaloosa group's expression of interest in an acquisition of BEI at a special meeting in late January.


     Mr. Whitman called Mr. Floyd during the week of January 10, 2005. During this conversation, Mr. Floyd informed Mr. Whitman that the BEI Board would be meeting the following week and Mr. Whitman told Mr. Floyd that he might like to provide further information for the BEI Board to consider with respect to the transactions described in Formation Capital's December 22 letter. Mr. Floyd urged Mr. Whitman to provide that information quickly so the Board would have sufficient time to carefully review the information in connection with its evaluation of the December 22 letter.


     Our Board met again on January 21, 2005 to consider the Whitman/Appaloosa group's December 22 letter. Mr. Floyd did not receive any additional information from the Whitman/Appaloosa group prior to his departure for the meeting.



     At the January 21 Board meeting, the Board adopted a policy to hold BEI's Annual Meeting of Stockholders as early as practicable in each calendar year and, in particular, to hold our 2005 Annual Meeting on April 21, 2005. In our announcement, we stated that the meeting had been moved closer to the announcement of 2004 annual results and the anticipated filing of our Form 10-K with the SEC, which is expected to be on March 15. This policy was adopted prospectively because the BEI Board believes that holding the annual meeting closer to the recently accelerated deadline for filing of our annual report with the SEC represents an important expression of good corporate governance practice in that, among other things, it is consistent with the SEC's acceleration of year-end filing of Form 10-K. In adopting this policy, the BEI Board intended that BEI hold its annual meeting as early as practicable every year, including in 2005, without regard to whether there is or would be a proxy contest in any given year. Additionally, one of the important factors that the Board took into account in adopting this policy was that holding our annual meeting in April would shorten the amount of time the members of the Whitman/Appaloosa group would have to notify us of director nominations or stockholder proposals to be presented from the floor of the meeting. Accordingly, we disclosed the new deadline in our press release announcing the date of the annual meeting. The Board did not believe that this change would preclude stockholders, including members of the Whitman/Appaloosa group, from nominating directors or notifying us of proposals to be presented from the floor of the meeting, and it did not, in fact, prevent Mr. Whitman from taking either of these actions.


     When Mr. Floyd returned from the Board meeting on the afternoon of January 21, 2005, he received a second letter from Mr. Whitman dated January 19, 2005. This second letter reiterated Formation Capital's interest in acquiring BEI for $11.50 per share, subject to the terms and conditions contained in Mr. Whitman's earlier letter (which included, among other things, completion of business, regulatory, legal and accounting due diligence). Mr. Whitman also indicated that, as stated in his prior letter, Formation Capital would be prepared to discuss a transaction in which the Whitman/Appaloosa group would acquire our real estate assets and nursing facilities operations, leaving BEI with its ancillary service businesses. Specifically, Mr. Whitman indicated that, subject to completion of business, regulatory, legal and accounting due diligence, the Whitman/Appaloosa group was prepared to pay $9.00 per share in cash for our nursing operations and assume all liabilities not related to our ancillary service businesses. The January 19 letter also suggested that Formation Capital believed the company comprised of the ancillary service businesses would trade at approximately a valuation of $4.00 per share and that the Whitman/Appaloosa group would enter into contractual agreements whereby BEI would continue to provide ancillary services to the acquired nursing facilities. Mr. Whitman's January 19 letter again indicated that the proposal was being provided to BEI on a confidential basis and that he expected that BEI would not disclose the proposal to anyone other than BEI's Board and advisors.


     This second letter necessitated an entirely new round of review by our Board and its outside legal and financial advisors to evaluate the additional information contained in the January 19 letter regarding the alternative acquisition structure described in the letter. On January 24, 2004, Mr. Floyd sent Mr. Whitman a letter informing him that the Board would meet again to consider this second letter and that he expected to respond during the first week of February.


     Both of Mr. Whitman's letters professed a desire for a friendly transaction and specifically requested that we treat their indications of interest confidentially, a request that BEI honored. However, on January 24, 2005, Mr. Whitman, Appaloosa, Formation Capital, Franklin and Northbrook NBV, LLC, among others, filed a Schedule 13D with the SEC explaining that they had acquired over 8% of our common stock and disclosing their December 22 and January 19 letters and their intent to gain control of BEI.



     Importantly, their Schedule 13D filing was triggered by the Whitman/Appaloosa group's accumulation of more than 5% of our shares in the open market. In fact, based upon the buying history described in their Schedule 13D, they knew on January 14 that they would be forced to make public disclosure of their proposals no later than January 24. Mr. Whitman's January 19 letter, nonetheless continued to express a desire to keep the Whitman/Appaloosa group's indications of interest confidential.



     On January 25, 2005, in light of the rapid accumulation of our shares by the Whitman/Appaloosa group, our Board adopted a Share Purchase Rights Plan to protect our stockholders from the obvious threat of additional stock accumulations.



     On January 27, 2005, we received a letter from a lawyer for the Whitman/Appaloosa group indicating that they might propose a slate of directors for election at the Annual Meeting.


     Our Board met again on the evening of February 2, 2005 to consider the transactions described in Mr. Whitman's January 19 letter. On February 3, 2005, Mr. Floyd faxed Mr. Whitman a letter informing him that the BEI Board had -- after consultation with its independent financial and legal advisors -- unanimously concluded that the transactions described in his December 22 and January 19 letters are not in the best interests of BEI or our stockholders.

     In reaching these conclusions, the Board took into account its confidence in BEI's strategic plan and business segment growth initiatives, including continued growth of the ancillary service businesses as part of a single company with our skilled nursing business, and its belief that management will continue to deliver on its commitments to stockholders. The Board also took into account the operating and financial progress BEI has achieved in recent years, including, among other things:


     - Between December 31, 2000 and September 30, 2004, we increased cash and cash equivalents, on a consolidated basis, from approximately $26 million to approximately $207 million. The September 30, 2004 amount includes cash of approximately $56 million related to our subsidiaries that are not guarantors of our 7 7/8% Senior Subordinated Notes;

     - From December 31, 2000 to September 30, 2004, we reduced our long-term debt (including current portion) from approximately $1 billion to approximately $570 million. These amounts include off-balance sheet obligations, if any, and obligations of our direct and indirect wholly owned subsidiaries, but do not include other current or long-term liabilities on our balance sheet; and



     - From December 31, 2000 to September 30, 2004, through greater management focus on improving collections, including implementation of new systems and centralization of Medicare collections, we reduced our skilled nursing patient receivables from approximately $495 million to approximately $181 million. On a same facility basis (facilities operating at both December 31, 2000 and September 30, 2004), our skilled nursing receivables declined approximately 41% from $296.8 million at December 31, 2000.


     The BEI Board also took into account that, under the current management team:


     - the price of BEI's common stock has more than quadrupled between January 2003 (the beginning of the first quarter following our announcement of a two-year divestiture program that was intended to, and did, result in a significant reduction in projected patient care liability costs) and January 21, 2005 (the last trading day prior to the public disclosure of the Formation Capital letters);



     - EBITDA(2) from continuing operations (on a comparable basis) has more than tripled in the past four years; and



     - BEI has developed innovative clinical services, including for Alzheimer's patients, and focused on delivering quality care for the elderly, which the BEI Board believes will result in competitive advantages for BEI as it continues to implement its strategic plan.


     As BEI has stated on many occasions, it believes that the value of our ancillary service businesses is enhanced by being part of a single organization with our skilled nursing business and that this combination

---------------


     (2) We define EBITDA as earnings from continuing operations before interest expense (including costs related to early extinguishments of debt), interest income, income taxes, depreciation and amortization. The BEI Board looks to EBITDA in considering management's performance because EBITDA is commonly used by our lenders and investors to assess our leverage capacity, debt service ability and liquidity, and we use EBITDA to evaluate financial performance and to design incentive compensation for management. EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"), and the items excluded from EBITDA are significant components in understanding and assessing our financial performance. EBITDA should not be considered as an alternative to net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.



       EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:



       - EBITDA does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;



       - EBITDA does not reflect changes in, or cash requirements for, our working capital needs;



       - EBITDA does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; and



       - although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements.



       Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA only supplementally.

reflects a core element of our strategic plan. Accordingly, the Board took into account its belief that separating those businesses would create significant risks for the standalone services company, including its reliance on the separated skilled nursing business for a substantial portion of its revenue stream, as well as requiring the ancillary service businesses to incur costs related to operation as a standalone public company.

     Additionally, the Board took into account its serious concerns regarding the highly contingent nature of the proposals, including that:


     - the Whitman/Appaloosa group did not have a commitment letter with respect to the debt financing that would be required to complete an acquisition of BEI;



     - even if the Whitman/Appaloosa group were to receive a commitment letter with respect to debt financing, it would almost certainly be subject to numerous qualifications and conditions, which would likely include both customary financing conditions and conditions specifically related to the complex multi-property real estate financing the BEI Board believes would be required to finance the Whitman/ Appaloosa group's proposal for an acquisition of BEI. For example, as disclosed in Mariner Health Care, Inc. public filings, even after the acquirer of Mariner, another operator of skilled nursing facilities, conducted almost two months of due diligence (as compared with the 30 days of due diligence the Whitman/Appaloosa group indicated it required in its December 22 letter), the debt commitment letter provided to the acquirers of Mariner was conditioned upon, among other things, real estate, healthcare and legal and financial due diligence acceptable to the lender;


     - exploration of even the feasibility of the financing required to complete either of the transactions would require protracted and undefined due diligence that would disrupt our operations;

     - rising interest rates and attendant changes in the capital markets (including the availability and cost of leveraged financing, based on either cash flows or real estate assets) create additional uncertainty with respect to the ability to obtain the required debt financing;


     - the proposed prices suggested in the two letters are subject to, among other things, the Whitman/ Appaloosa group's completion of business, regulatory, legal and accounting due diligence;



     - while the letters suggest that the Whitman/Appaloosa group might raise the proposed purchase price, the terms of their letters are not binding and the group may attempt to lower their proposed purchase price; and



     - the indications of interest by the Whitman/Appaloosa group were also subject to negotiation of definitive documentation as described in the December 22 letter.



     The BEI Board also took into account its belief that neither of the alternative transaction structures, as presented, could be successfully financed within the terms of the indications of interest. In particular, the Board took into account Formation Capital's statement that the Whitman/Appaloosa group had only $375 million in committed equity financing.



     Additionally, the Board took into account its concerns about the willingness of the Whitman/Appaloosa group to deal with BEI in a forthright manner after we had received two letters requesting that BEI maintain the confidentiality of the group's proposals -- particularly in light of the fact that when the group sent its second letter on January 19 they knew they would publicly disclose their proposals no later than January 24.


     Finally, the Board believes that this group's two preliminary and highly conditional indications of interest significantly undervalue BEI. The Board has consulted with its financial advisors who have provided guidance and assistance to the Board in analyzing BEI's historical financial statements, its stock market prices over the past several years and other financial measures of performance, including, but not limited to, cash flows and comparisons with comparable companies. The Board has also considered BEI's own strategic plan and prospects for future growth on a standalone basis.


     Mr. Whitman's nomination of an opposition slate of directors, as well as his proposal of a number of additional matters for approval by the BEI stockholders at the Annual Meeting, is designed solely to further the Whitman/Appaloosa group's attempt to take over BEI.

     Your Board has unanimously concluded that the transactions proposed by the Whitman/Appaloosa group are not in the best interests of BEI or our stockholders. Accordingly, your Board unanimously recommends you vote:


     - "FOR" the BEI director nominees; and

     - "AGAINST" items 3-5 on the enclosed WHITE proxy card.

                        PROPOSALS ON WHICH YOU MAY VOTE

1.  ELECTION OF DIRECTORS

     All of the eight current directors of BEI have been nominated for re-election. Detailed information on each BEI nominee is provided beginning on
page   . Each director is elected annually and serves a one-year term until the next Annual Meeting or until his or her successor is elected and qualified. Except as otherwise specified on your WHITE proxy card, proxies will be voted for the election of all BEI nominees.

     If for any reason any of the BEI director nominees should become unavailable for election (an event that the Board does not anticipate), the proxy will be voted for the election of such substitute nominee as may be designated by the Board.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH BEI NOMINEE AS A DIRECTOR.

2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005

     The Audit and Compliance Committee has appointed, and the Board has ratified the appointment of, Ernst & Young LLP as our independent registered public accounting firm for 2005. Ernst & Young LLP has unrestricted access to the Audit and Compliance Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young LLP will attend the Annual Meeting and will be available to answer appropriate questions. They may also make a statement if they desire to do so.

  AUDIT FEES

     Ernst & Young LLP fees for the 2004 annual audit and the 2003 annual audit were $1,684,000 and $1,292,000, respectively, including fees associated with Sarbanes-Oxley 404 attestation procedures, reviews of BEI's quarterly reports on Form 10-Q and consents on registration statements filed with the SEC in 2003 and 2004.

  AUDIT-RELATED FEES

     Ernst & Young LLP fees for audit-related services in 2004 and 2003 were $1,158,000 and $668,000, respectively. Audit-related services generally include employee benefit plan audits, statutory and affiliate audits, agreed-upon compliance attestation procedures under BEI's Corporate Integrity Agreement with the Office of Inspector General, due diligence procedures performed in connection with acquisitions or potential acquisitions, and consultations on accounting and financial reporting matters.

  TAX FEES

     Ernst & Young LLP fees for tax services in 2004 and 2003 were $290,000 and $30,000, respectively. Tax services rendered to BEI primarily include tax return compilation reviews, state tax planning assistance and consultations on tax matters.

  ALL OTHER FEES

     There were no other Ernst & Young LLP fees incurred in 2004 and 2003.

     The Audit and Compliance Committee has determined that the provision of these services is compatible with maintaining Ernst & Young LLP's independence.

  PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES PERFORMED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit and Compliance Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit and Compliance Committee is provided sufficient detail regarding each service to be pre-approved to enable it to determine whether providing such service might impair the independence of the independent registered public accounting firm.

Pre-approval is provided periodically as determined necessary and any pre-approval is detailed as to the particular service or category of services and generally subject to a budget or fee range, but only for purposes of authorizing payment. Interpretations as to whether a particular service to be provided falls within the definition of a service that has already been pre-approved shall be made by the Audit and Compliance Committee or its delegate. Management and the independent registered public accounting firm are required to report periodically to the Audit and Compliance Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval. The Audit and Compliance Committee may also pre-approve particular services on a case-by-case basis. The Audit and Compliance Committee has delegated pre-approval authority to the Chairperson of the Committee, and the Chairperson must report, for informational purposes only, any pre-approval decisions to the Audit and Compliance Committee at its next scheduled meeting.

     The Audit and Compliance Committee has the sole responsibility for selecting BEI's independent registered public accounting firm, and stockholder ratification is not required. However, the selection is being submitted for ratification by the stockholders solely for the purpose of soliciting the stockholders' opinion of the Audit and Compliance Committee's selection of the independent registered public accounting firm. While it is the Audit and Compliance Committee's present intention to take the opinion of the stockholders into consideration in its future deliberations with respect to the selection of an independent registered public accounting firm, it may decide not to do so. In any event, the Audit and Compliance Committee may engage or terminate the engagement of Ernst & Young LLP or any other accounting firm as BEI's independent registered public accounting firm as it determines is necessary or appropriate in its sole discretion, regardless of the outcome of the stockholders' vote on Item 2 or any other vote of the stockholders taken at any time or in any other manner.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP'S APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.

                    BEI NOMINEES FOR THE BOARD OF DIRECTORS

     The following table sets forth, as of the Record Date, certain information regarding the BEI directors, each of whom has been nominated for re-election by the Nominating and Compensation Committee:

NAME OF DIRECTOR/NOMINEE                                 POSITION                 AGE   DIRECTOR SINCE
------------------------                                 --------                 ---   --------------
William R. Floyd..........................  Chairman of the Board, President,     60    July 2000
                                            Chief Executive Officer and
                                            Director
Melanie Creagan Dreher, Ph.D. ............  Director                              61    August 2004
John D. Fowler, Jr. ......................  Director                              47    February 2002
John P. Howe, III, M.D. ..................  Director                              61    July 2001
James W. McLane...........................  Director                              66    October 2000
Ivan R. Sabel.............................  Director                              59    March 2004
Donald L. Seeley..........................  Director                              60    April 2002
Marilyn R. Seymann, Ph.D. ................  Director                              62    March 1995

     Mr. Floyd joined us in April 2000 as President and Chief Operating Officer. Mr. Floyd was appointed Chief Executive Officer in February 2001 and Chairman of the Board in December 2001. From 1996 to 1998, Mr. Floyd was Chief Executive Officer of Choice Hotels International, Inc., and from 1995 to 1996, he was Chief Operating Officer of Taco Bell Corporation.

     Dr. Dreher has been the Kelting Dean and a professor at The University of Iowa College of Nursing since 1997. Dr. Dreher also serves as Academic Director for Clinical Practice in the Department of Nursing and Patient Services at The University of Iowa Hospital and Clinics and is a member of the board of Wellmark Health Plan of Iowa. From 2000 to 2001, Dr. Dreher was an advisory board member for the Pfizer Fellowship Program in Nursing Research.

     Mr. Fowler has been the Vice Chairman of Deutsche Bank Securities, Inc. since November 2004 and a Visiting Professor at the University of South Dakota School of Business since January 2004. During 2004, Mr. Fowler was Managing Director of Baycrest Capital, LLC, a private equity investment and advisory firm, and Managing Director of Bio-Strategic Directors, LLC. From 2001 to 2003, Mr. Fowler was President and a director of Large Scale Biology Corporation. From 1998 to 2001, Mr. Fowler was a Managing Director in JPMorgan & Co.'s Healthcare Group and from 1992 to 1998, he was Managing Director and Head of Salomon Brothers Inc.'s Healthcare Group. Mr. Fowler is also a director of Project Reach Youth.

     Dr. Howe, III has been the President and Chief Executive Officer of Project Hope since 2001. From 1985 to 2001, Dr. Howe, III was President of The University of Texas Health Center at San Antonio. Dr. Howe, III is also a director of Southwest Foundation for Biomedical Research and BB&T Corporation.

     Mr. McLane has been a Director of Healthaxis Inc. since August 2000, its Chief Executive Officer since February 2001, and its Chairman since August 2001. From 1997 until early 2000, Mr. McLane was President, Chief Operating Officer and Director of NovaCare, Inc. Mr. McLane previously served as Executive Vice President of Aetna, Inc. and as Chief Executive Officer of Aetna Health Plans. Mr. McLane is also a director of Outward Bound USA and the Philadelphia Outward Bound Center.

     Mr. Sabel has been the Chairman of the Board and Chief Executive Officer of Hanger Orthopedic Group, Inc. since August 1995. Mr. Sabel has held various positions with Hanger Orthopedic Group, Inc. since 1987, including President, Chief Operating Officer and Vice President, Corporate Development. Mr. Sabel has previously served as a director of American Orthotic and Prosthetic Association, Nursefinders, Inc. and Mid Atlantic Medical Services, Inc.

     Mr. Seeley has been a Director of the Applied Investment Management Program at the University of Arizona Department of Finance since June 2000. From 1997 to 2000, Mr. Seeley was Vice Chairman and Chief Financial Officer of True North Communications. Mr. Seeley currently serves on the Board of Trustees of William Blair Funds.

     Dr. Seymann has been the President and Chief Executive Officer of M One, Inc., a management, risk and governance consulting firm for financial institutions, since January 1991. Dr. Seymann has been a director of Provide Commerce, Inc., Maximus, Inc. and Eos International, Inc. Dr. Seymann is also the founder and a director of The Arizona Foundation for Women, Inc., a not-for-profit corporation.

INDEPENDENT DIRECTORS

     The Board of Directors is composed of a majority of independent directors who satisfy the independence standards set forth in the current listing standards of The New York Stock Exchange, Inc. (the "NYSE"). Each of Messrs. Fowler, McLane, Sabel and Seeley, as well as Drs. Howe, Dreher and Seymann, satisfy these independence standards.

                  BOARD OF DIRECTORS -- COMMITTEES DURING 2004

     The Board of Directors has the following standing committees: Audit and Compliance Committee, Nominating and Compensation Committee, Quality Committee and Finance Committee. Each of these committees is composed entirely of independent directors in accordance with current NYSE listing standards. Furthermore, each member of our Audit and Compliance Committee satisfies the requirements of Section 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the financial literacy and sophistication requirements of the NYSE for membership on the Audit and Compliance Committee. At least one member of the Audit and Compliance Committee is an audit committee financial expert (as defined by the SEC). The membership of each of these standing committees during 2004 was as follows:

                                                    AUDIT AND    NOMINATING AND
NAME                                        BOARD   COMPLIANCE    COMPENSATION    QUALITY   FINANCE
----                                        -----   ----------   --------------   -------   -------
William R. Floyd..........................    X*
Melanie Creagan Dreher, Ph.D. ............    X                                      X
John D. Fowler, Jr. ......................    X           X             X*                     X
John P. Howe, III, M.D. ..................    X                         X(a)         X*
James W. McLane...........................    X           X             X                      X*
Ivan R. Sabel.............................    X                         X            X         X
Donald L. Seeley..........................    X        X, E*                         X         X
Marilyn R. Seymann, Ph.D. ................    X           X(a)          X
  Number of Meetings in 2004..............   12(b)        9(c)         11(d)         4(e)      1(f)

---------------

 X   Member
 *   Chairperson
 E   Audit committee financial expert
(a)  Served on committee until May 20, 2004.
(b) During 2004, the Board of Directors held six meetings in person and six telephonically.
(c) During 2004, the Audit and Compliance Committee held six meetings in person and three telephonically.
(d) During 2004, the Nominating and Compensation Committee held six meetings in person and five telephonically.
(e)  During 2004, the Quality Committee held four meetings in person.
(f)  During 2004, the Finance Committee held one meeting telephonically.

                              COMMITTEE FUNCTIONS

 ----------------------------------------------------------------------------------------------------------------------------
 AUDIT AND         - oversees financial reporting process
 COMPLIANCE:       - appoints, retains and oversees the work of independent registered public accounting firm
                   - reviews scope and results of audit plans and accounting practices
                   - oversees internal audit function
                   - oversees compliance function and reporting under the Corporate Integrity Agreement
                   - issues Audit and Compliance Committee Report (see p.   )
 ----------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND    - reviews and approves corporate goals and objectives relevant to the CEO compensation; evaluates CEO
 COMPENSATION:       performance and determines and approves CEO compensation
                   - reviews and makes recommendations to the Board with respect to compensation matters related to other senior officers
                   - oversees compensation and benefits programs, plans, policies and practices
                   - approves goals for incentive and equity-based plans and evaluates performance
                   - issues Nominating and Compensation Committee Report (see p.   )
                   - identifies and recommends candidates for election to Board
                   - establishes procedures and criteria for nomination
                   - develops and oversees corporate governance guidelines
                   - makes recommendations to the Board regarding governance matters
                   - makes recommendations to the Board regarding changes to BEI's certificate of incorporation, by-laws and the charters of BEI's committees
                   - develops and recommends to the Board policies and procedures related to corporate governance
                   - oversees the evaluation of the Board and management
 ----------------------------------------------------------------------------------------------------------------------------
 QUALITY:          - oversees the development and monitoring of regulatory and compliance programs
                   - reviews the scope and results of various BEI quality reports
                   - reports progress to the Board
 ----------------------------------------------------------------------------------------------------------------------------
 FINANCE:          - reviews issues related to BEI financial matters
                   - reports and makes recommendations to the Board
 ----------------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE AT BOARD AND COMMITTEE MEETINGS AND ANNUAL MEETINGS OF STOCKHOLDERS

     Each director attended at least 75% of all meetings of the Board and any committees on which the director served. Directors are encouraged to attend the Annual Meeting of stockholders of BEI. All of the nine then-sitting directors attended the 2004 Annual Meeting except Dr. Seymann.

     Each of the Audit and Compliance Committee and the Nominating and Compensation Committee meet at regularly scheduled executive sessions without management. The Chairperson of each of these committees presides over these sessions. In addition, the non-management directors meet at regularly scheduled executive sessions. The presiding director at those executive sessions is selected by a majority of the non-management directors and alternates from meeting to meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2004, John D. Fowler, Jr., James W. McLane, Ivan R. Sabel and Marilyn R. Seymann, Ph.D. served as members of the Nominating and Compensation Committee of the Board of Directors. John P. Howe, III, M.D., also served on the Compensation Committee until May 20, 2004. None of these persons is or has been an officer or employee of BEI or any of its subsidiaries. In addition, during 2004, none of BEI's executive officers served on the board of directors or compensation committee (or committee performing similar functions) of any other company that had one or more executives serving on BEI's Board of Directors or Nominating and Compensation Committee.

                       BOARD OF DIRECTORS -- COMPENSATION

HOW WAS THE BOARD COMPENSATED IN 2004?

     - William R. Floyd, BEI's sole employee director, received no compensation for serving on the Board, other than expense reimbursement. Mr. Floyd also receives a salary in connection with his position as BEI's Chairman of the Board, President and Chief Executive Officer.

     - In 2004, non-employee directors, as a group, received $366,605 in cash, $256,100 credited as deferred share units, which, until May 20, 2004, included a 25% BEI match, and $18,562 credited as deferred cash units. This compensation was paid based on the following:

CATEGORY                                                           PARTICIPATION FEES(D)
--------                                                           ---------------------
Annual retainer fee.........................................            $   35,000
Additional annual retainer fee for Chairperson of Audit and
Compliance Committee and Nominating and Compensation
Committee (June-December)(a)................................            $   15,000
Additional annual retainer fee for Chairperson of Finance
Committee and Quality Committee (June-December)(a)..........            $   10,000
Attendance at Board or Committee meetings (January-May).....            $1,000/500(e)
Attendance at Board meeting (June-December).................            $1,500/750(e)
Attendance at Committee meeting (June-December).............            $1,250/625(e)
Attendance at Committee meeting -- Chairperson
  (January-May)(b)..........................................            $1,000/500(e)

Expense reimbursement.......................................  Out of pocket costs

RESTRICTED SHARES(C)                                          VALUE AT TIME OF GRANT
--------------------                                          ----------------------
15,385 shares...............................................         $120,000

---------------

(a) The respective Chairpersons were paid a prorated amount of the annual retainer fee in 2004.

(b) The Committee Chairperson received this amount in addition to the amount received for attendance at Committee meetings generally. This per meeting fee was replaced in June 2004 by the annual retainer fee referred to in footnote (a).

(c) In accordance with the Non-Employee Directors' Stock Option Plan, non-employee directors receive annual restricted shares grant equal to $120,000, as determined based on the closing share price on the date of the Board meeting held in conjunction with the Annual Meeting. Dr. Dreher received 11,688 shares, pro rated from August when she joined the Board. Directors may choose to defer the grant of all or a portion of these shares. Deferred restricted shares are designated as phantom stock units. Each phantom stock unit has an initial value equivalent to one share of BEI common stock and directly tracks the increase or decrease in value of BEI's common stock. Distributions will be made in shares of BEI common stock, and will start upon retirement, termination, death or disability and can be made, at the director's option, in a lump sum or over a period of two to 10 years.

(d) In accordance with the Non-Employee Director Deferred Compensation Plan, non-employee directors are permitted to defer all or a portion of their cash compensation. Deferred compensation is designated as phantom stock units, cash units or a combination of both. Each phantom stock unit has an initial value equivalent to one share of BEI common stock and directly tracks the increase or decrease in value of BEI's common stock. Cash units accrue interest at the prime rate, as determined by a major New York bank, on the first business day of the year. All of the deferred cash in 2004 constituted interest earned on cash deferred in previous years. Distributions will be made in shares of BEI common stock, and will start upon retirement, termination, death or disability and can be made, at the director's option, in a lump sum or over a period of two to 10 years.

(e) If two amounts are shown, the first amount represents the participation fee if the non-employee director attended the applicable meeting in the manner in which attendance was requested, while the second amount represents attendance in any other manner.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding BEI's executive officers as of the Record Date:

NAME                                                         POSITION                     AGE
----                                                         --------                     ---
William R. Floyd..........................  Chairman of the Board, President, Chief       60
                                            Executive Officer and Director
Douglas J. Babb...........................  Executive Vice President and Chief            52
                                            Administrative and Legal Officer
David R. Devereaux........................  Executive Vice President and Chief            42
                                            Operating Officer -- Nursing Facilities
Jeffrey P. Freimark.......................  Executive Vice President, Chief Financial     49
                                            and Information Officer
Cindy H. Susienka.........................  Executive Vice President and Chief            45
                                            Operating Officer -- Aegis and AseraCare
Patrice K. Acosta.........................  Senior Vice President -- Quality of Life      48
                                            Programs
Pamela H. Daniels.........................  Senior Vice President, Controller and Chief   41
                                            Accounting Officer
Lawrence Deans............................  Senior Vice President -- Human Resources      53
James M. Griffith.........................  Senior Vice President -- Investor Relations   62
                                            and Corporate Communications
Patricia C. Kolling.......................  Senior Vice President -- Compliance           58
Andrea J. Ludington.......................  Senior Vice President -- Professional         59
                                            Services
Barbara R. Paul, M.D. ....................  Senior Vice President and Chief Medical       51
                                            Officer
Harold A. Price, Ph.D. ...................  Senior Vice President -- Sales and Business   55
                                            Development
Chris W. Roussos..........................  President -- AseraCare                        40
Martha J. Schram..........................  President -- Aegis Therapies                  53
Richard D. Skelly, Jr. ...................  Senior Vice President and Treasurer           45
Jane A. Washburn..........................  Senior Vice President and Chief Marketing     50
                                            Officer

     The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified, or until their earlier death, resignation or removal from office. Biographical information for Mr. Floyd is set forth under "BEI Nominees for the Board of Directors."

     Mr. Babb joined BEI in April 2000 as Executive Vice President, General Counsel and Secretary. Mr. Babb was appointed head of Government Relations in January 2001 and Chief Administrative and Legal Officer in October 2002. Mr. Babb was Senior Vice President -- Merchandise Business Unit for Burlington Northern Santa Fe Corporation from 1997 to 1999.

     Mr. Devereaux joined BEI in August 1998 as Senior Vice
President -- Operations for the Specialty Services Division of the Nursing Facilities segment. Mr. Devereaux was appointed President of the companies within the Nursing Facilities segment in January 2001 and Executive Vice President and Chief Operating Officer in July 2001.

     Mr. Freimark joined BEI in January 2002 as Executive Vice President and Chief Financial Officer. Mr. Freimark was appointed head of Information Technology in October 2002. From May 2001 to January 4, 2002, Mr. Freimark was Senior Executive Vice President and Chief Financial Officer of OfficeMax, Inc. From March 1997 to May 2001, Mr. Freimark was with The Grand Union Company where he held positions as Executive Vice President, Chief Financial Officer and President and Chief Executive Officer.

     Ms. Susienka joined BEI in June 1998 as President -- Aegis Therapies and was appointed President -- Home Care Services in March 2002. Ms. Susienka was appointed Executive Vice President in December 2003, Group President for Therapy, Homecare and Hospice Services in August 2004 and Chief Operating Officer -- Aegis and AseraCare in December 2004. Ms. Susienka serves on the board of directors for the National Association for the Support of Long Term Care.

     Ms. Acosta joined BEI in October 1996 as Vice President -- Risk Management. Ms. Acosta was appointed Senior Vice President -- Professional Services in January 2001 and Senior Vice President -- Quality of Life Programs in October 2003. Ms. Acosta also serves as on the board of directors of the Arkansas/Oklahoma Alzheimer's Association and as a member of the Arkansas Medical School Community Advisory Board.

     Ms. Daniels joined BEI in May 1988 as Audit Coordinator. Ms. Daniels was appointed Vice President, Controller and Chief Accounting Officer in October 1996 and Senior Vice President in December 1999.

     Mr. Deans joined BEI in November 2003 as Senior Vice President -- Human Resources. From September 1999 to November 2003, Mr. Deans was Chief Human Resources Officer at Jones Lang LaSalle. From February 1998 to June 1999, Mr. Deans was Vice President -- Human Resources of Alliant Foodservice, Inc.

     Mr. Griffith joined BEI in November 1995 as Senior Vice
President -- Investor Relations and Corporate Communications.

     Ms. Kolling joined BEI in February 1989 as a rehabilitation consultant. Ms. Kolling was appointed Vice President -- Rehabilitation in 1994, Vice
President -- PPS in 1998 and Vice President -- Medicare Programs in 2000. Ms. Kolling was appointed Senior Vice President -- Compliance in October 2002.

     Ms. Ludington joined BEI in 1999 as Regional Director of Professional Services. Ms. Ludington was appointed Senior Vice President -- Professional Services in May 2004.

     Dr. Paul joined BEI in March 2004 as Senior Vice President and Chief Medical Officer. From 1999 to 2004, Dr. Paul served as director of the Quality Measurement and Health Assessment Group for the Centers for Medicaid & Medicare Services at the Department of Health and Human Services.

     Dr. Price joined BEI in August 2002 as Senior Vice President -- Sales and Business Development. Prior to that, Dr. Price worked with BEI on a consulting basis for 18 months. Before becoming a consultant, from 1999 to 2000, Dr. Price was Vice President -- Strategic Relations and Business Development for SelfCare, Inc.

     Mr. Roussos joined BEI in August 2001 as a management designee of our former Matrix segment. Mr. Roussos was appointed President of Matrix in February 2002, President of Ceres Purchasing Solutions in October 2002 and President of AseraCare in July 2004. From 2000 to 2001, Mr. Roussos was Division General Manager of American Homestar Corporation, and from 1996 to 2000, Mr. Roussos was General Manager of Fleetwood Enterprises, Inc.

     Ms. Schram joined BEI in December 1998 as Group Vice President. Ms. Schram was appointed Vice President -- Northeast Division of AEGIS Therapies in March 2001 and President of Aegis Therapies in July 2004. From 1993 to 1998, Ms. Schram was an Area Vice President for NovaCare and from 1988 to 1993, Ms. Schram was Executive Director of Rehabilitation Services for Divine Savior Hospital in Portage, WI.

     Mr. Skelly joined BEI in April 2002 as Senior Vice President and Treasurer. From September 2001 to March 2002, Mr. Skelly was Senior Vice President and Treasurer of OfficeMax, Inc. From June 1997 to August 2001, Mr. Skelly held various positions with The Grand Union Company, including Acting Chief Financial Officer and Treasurer.

     Ms. Washburn joined BEI in her position as Senior Vice President and Chief Marketing Officer in January 2005. From 2001 until January 2005, Ms. Washburn served as President of Brand-Built International, a consulting firm specializing in business development and brand positioning. From 1997 until 2001, Ms. Washburn was Managing Director and Chief Marketing Officer of Broadview International, a global investment bank and venture capital firm. She also has held senior-level marketing positions at Price Waterhouse and Citibank, N.A.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the Record Date, the amount of BEI common stock beneficially owned by each stockholder known by BEI to beneficially own more than five percent of the common stock of BEI.

                                                         SHARES BENEFICIALLY    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED          COMMON STOCK
------------------------------------                     -------------------   ------------
Appaloosa Investment Limited Partnership I, et
  al.(1)(2)............................................       8,737,000           8.10%
  c/o Appaloosa Partners, Inc.
  26 Main Street, 1st Floor
  Chatham, NJ 07928
Strong Capital Management, Inc.(3).....................       6,253,247           5.80%
  100 Heritage Reserve
  Menomonee Falls, WI 53051
Barclays Global Investors(4)...........................       5,402,927           5.03%
  45 Fremont Street
  San Francisco, CA 94105

---------------

(1) Group consisting of Appaloosa Investment Limited Partnership I, Palomino Fund Ltd., Appaloosa Management L.P., Appaloosa Partners Inc., David A. Tepper, Franklin Mutual Advisers, LLC, Northbrook NBV, LLC, David Hokin, Rob Rubin, Robert Hartman, 1995 David Reis Family Trust, 1995 Donna Reis Family Trust, Aaron Reis Spray Trust, Anna Reis Spray Trust, Alexander Reis Spray Trust, David Reis Family Trust, David Reis, Baylor Enterprises LLC and Arnold M. Whitman.


(2) Based on information contained in a Schedule 13D/A filed by the Whitman/Appaloosa group with the SEC on February 22, 2005.


(3) Based on a Schedule 13G/A filed by Strong Capital Management, Inc. with the SEC on February 11, 2005.

(4) Based on a Schedule 13G filed by Barclays Global Investors, N.A. with the SEC on February 17, 2004.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the amount of BEI common stock beneficially owned by each director, each executive officer named
in the Summary Compensation Table on page   (each, a "named executive officer")
and all directors and executive officers as a group.

                                                                                                  TOTAL
                                 SOLE VOTING      OPTIONS                                       NUMBER OF     PERCENTAGE
                                     AND        EXERCISABLE      OTHER                            SHARES          OF
                                 INVESTMENT       WITHIN       BENEFICIAL       DEFERRED       BENEFICIALLY     COMMON
NAME AND ADDRESS(1)               POWER(2)      60 DAYS(3)    OWNERSHIP(4)   COMPENSATION(5)      OWNED         STOCK
-------------------              -----------    -----------   ------------   ---------------   ------------   ----------
William R. Floyd...............     660,880      1,350,000          --                --        2,010,880        1.85%
David R. Devereaux(6)..........     119,722(7)     242,830          --                --          362,552           *
Douglas J. Babb................     182,901        359,900          --                --          542,801           *
Jeffrey P. Freimark............     166,106        262,500       6,450                --          435,056           *
Cindy H. Susienka..............     118,777(7)     212,925          --                --          331,702           *
John D. Fowler, Jr. ...........       5,000         25,667          --            67,010           97,677           *
Marilyn R. Seymann, Ph.D. .....      16,385         56,625          --            21,933           94,943           *
John P. Howe, III, M.D. .......          --         32,083          --            43,269           75,352           *
James W. McLane................      15,385         34,968          --            21,597           71,950           *
Donald L. Seeley...............      38,385         23,833          --                --           62,218           *
Ivan R. Sabel..................          --          2,750          --            23,925           26,675           *
Melanie Creagan Dreher,
  Ph.D. .......................          --             --          --            12,662           12,662           *
All directors and executive
  officers as a group (24
  persons).....................   2,038,349(7)   3,195,381       6,700           190,396        5,430,825        4.99%

---------------

 *  Percentage of BEI common stock owned does not exceed 1%.

(1) The address of each person is One Thousand Beverly Way, Fort Smith, Arkansas 72919.

(2) Includes shares of restricted stock in the following amounts: William R. Floyd (467,322); David R. Devereaux (69,189); Douglas J. Babb (135,171); Jeffrey P. Freimark (138,376); Cindy H. Susienka (89,358); Marilyn R. Seymann, Ph.D. (15,385); James W. McLane (15,385); Donald L. Seeley (15,385) and all directors and executive officers as a group 1,354,734. Does not include phantom stock units issued under the Non-Employee Director Deferred Compensation Plan, all of which will be distributed as shares of BEI common stock upon the applicable distribution dates (converted on a one-for-one basis), in the following amounts: Melanie Creagan Dreher, Ph.D. 12,662; John
    D. Fowler, Jr. (67,010); John P. Howe, III, M.D. 43,269; James W. McLane (21,597); Ivan R. Sabel 23,925; and Marilyn R. Seymann, Ph.D. (21,933). Also does not include cash units issued under the Non-Employee Director Deferred Compensation Plan, all of which will be distributed as shares of BEI common stock on the applicable distribution dates.

(3) Total options held (including options exercisable within 60 days) are as follows: William R. Floyd (1,500,000); David R. Devereaux (278,456); Douglas
    J. Babb (422,400); Jeffrey P. Freimark (300,000); Cindy H. Susienka (238,700); John D. Fowler, Jr. (25,667); Marilyn R. Seymann, Ph.D. (56,625);
    John P. Howe, III, M.D. (32,083); James W. McLane (34,968); Donald L. Seeley (23,833); Ivan R. Sabel (2,750) and all directors and executive officers as a group (3,645,157).

(4) Represents shares owned by family members.

(5) Represents total shares of BEI common stock reserved for distribution under the Non-Employee Director Deferred Compensation Plan.

(6) This table does not include 119,722 shares, and options exercisable for an additional 131,419 shares, transferred by Mr. Devereaux in early February 2005 pursuant to a domestic relations order.

(7) Includes shares purchased under the Employee Stock Purchase Plan in the following amounts: David R. Devereaux (823); Cindy H. Susienka (685) and all directors and officers as a group 12,569.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT

     This Audit and Compliance Committee Report is a preliminary draft of the report to be set forth in the definitive proxy statement of BEI. In addition, this Audit and Compliance Committee Report is not deemed to be "soliciting material" or "filed" with the SEC, is not subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by BEI under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act") (except to the extent BEI specifically incorporates this information into a document that is filed).

     The Audit and Compliance Committee was established in accordance with
Section 3(a)(58) of the Exchange Act. The Audit and Compliance Committee currently consists of four independent non-employee directors who satisfy the requirements of Section 10A-3 of the Exchange Act and the current listing standards of the NYSE. On February 11, 2004, the Board adopted a restated written charter for the Audit and Compliance Committee, a copy of which can be found on BEI's website at http://www.beverlycorp.com.

     The Audit and Compliance Committee oversees BEI's financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit and Compliance Committee selects, appoints, retains and oversees BEI's independent registered public accounting firm and reviews and discusses the audited financial statements included in BEI's Annual Report on Form 10-K with management, including the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Management has primary responsibility for the financial statements and reporting process, including internal control over financial reporting.

     BEI's independent registered public accounting firm is responsible for performing an audit of BEI's financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit and Compliance Committee's responsibility is to monitor and review the processes. It is not the Audit and Compliance Committee's duty nor its responsibility to conduct auditing or accounting reviews or procedures. In this context, the Audit and Compliance Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004 with management and the independent registered public accounting firm. The Audit and Compliance Committee has discussed with the independent registered public accounting firm their judgments as to BEI's accounting principles, including the acceptability and quality of those principles, and such other matters as are required to be discussed under generally accepted accounting standards Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications) and Statement on Auditing Standards No. 89 (Audit Adjustments), each as currently in effect. In addition, it has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as currently in effect, and discussed their independence from BEI and its management and considered whether the independent registered public accounting firm' provision of non-audit services to BEI is compatible with the registered public accounting firm' independence.

     The Audit and Compliance Committee discussed with the independent registered public accounting firm the overall scope of their respective audits. The Audit and Compliance Committee meets with the independent registered public accounting firm, without management present, to discuss the results of their examinations, their evaluations of BEI's internal control over financial reporting and the overall quality of BEI's financial reporting. In the performance of their oversight function, the members of the Audit and Compliance Committee necessarily relied upon the information, opinions, reports and statements presented to them by management and by the independent registered public accounting firm. The Audit and Compliance Committee held nine meetings during 2004.

     In reliance on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board, and the Board has approved, that the audited financial statements as of and for the year ended December 31, 2004 be included in BEI's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC.

     The Audit and Compliance Committee also oversees BEI's compliance and reporting to the Office of Inspector General of the Department of Health and Human Services ("OIG") under the Corporate Integrity Agreement entered into by BEI and the OIG in February 2000.

                                          AUDIT AND COMPLIANCE COMMITTEE

                                          Donald L. Seeley, Chairperson
                                          James W. McLane
                                          John D. Fowler, Jr.
                                          Marilyn R. Seymann, Ph.D.

                          NOMINATING AND COMPENSATION
                                COMMITTEE REPORT
                         ON 2004 EXECUTIVE COMPENSATION

     This Nominating and Compensation Committee Report is not deemed to be "soliciting material" or "filed" with the SEC, is not subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by BEI under the Exchange Act or the Securities Act (except to the extent BEI specifically incorporates this information into a document that is filed).

     The Nominating and Compensation Committee of the Board currently consists of four independent non-employee directors who satisfy the current independence standards of the NYSE. Our objective is to develop executive compensation policies that are directly aligned with BEI's strategic goals and tie pay to performance and to stockholder value creation. We are responsible for reviewing, recommending and approving corporate goals and objectives relevant to the Chief Executive Officer's and other senior executive officers' compensation, and determining and approving the CEO's compensation. We also approve the design of BEI's broad-based compensation programs, evaluate their effectiveness and authorize new plans and strategies, as appropriate.

COMPENSATION PRACTICES

     To accomplish these objectives, on October 10, 2001, we adopted the following compensation philosophy, which we believe continues to be appropriate:

     - quality of care will always be a key criteria in the formulation of incentive compensation;

     - competitive market for executive talent is national and multi-industry in scope;

     - pay should position salary around competitive market median and target incentive pay around the 75(th) percentile, with opportunity to exceed this level with strong performance;

     - pay should consist of cash and stock-based vehicles;

     - pay is tied to performance;

     - pay should reflect significant upside for exceeding goals; and

     - individual contributions should be recognized.

     We rely on information from a number of sources to assist us in implementing this philosophy. We work with an executive compensation consulting firm selected by us that provides guidance on industry practices and assists in valuing various forms of compensation. We evaluate competitive compensation practices and amounts by considering data assembled by the compensation consultant. The information provided to us for this purpose looks at companies in the service industry and the healthcare services industry with comparable revenues, number of employees and market capitalization. Finally, we receive input from BEI's CEO regarding the elements of compensation and the overall compensation he recommends for other executive officers.

     Executive compensation at BEI consists of four primary elements: base salary, annual incentive compensation potential, long-term compensation in the form of stock-based vehicles and retirement benefits. The type and amounts of compensation, the scope and terms of the compensation plans and the retirement benefits are the result of a substantial evaluation and analysis by the Committee. The consulting firm retained by the Committee provided an analysis of BEI's compensation structure in comparison to that of competitive companies. The Committee utilized that analysis in conjunction with its compensation philosophy to develop BEI's current compensation structure.

BASE SALARY

     We regularly review the base salary of BEI's corporate officers. In addition to considering the median salaries for comparable positions at the other companies reflected in competitive market information, we also consider the level and scope of responsibility, experience and performance of individual officers, as well as relative salary levels among BEI officers. However, we do not assign a specific weight to each of these factors.

ANNUAL INCENTIVE COMPENSATION

     On February 2, 2005, we evaluated performance-based compensation available under the Beverly Enterprises, Inc. Annual Incentive Plan, dated effective January 1, 1998, for corporate and subsidiary management. The financial performance measurement used was earnings before interest, taxes, depreciation and amortization ("EBITDA"), excluding the effect of certain actions taken during 2004.

     Each executive officer participating in the Annual Incentive Plan, including those listed in the Summary Compensation Table, has a target and maximum annual incentive opportunity expressed as a percentage of annual base salary. Target opportunities for executive officers for 2004 ranged from 45% to 125% of annual base salary, which amount is weighted based upon the performance of BEI in excess of the target opportunity thresholds. Except for the executive officers listed below in the Summary Compensation Table, the target opportunities for participants may be increased or decreased by the Committee based upon the business and financial performance of BEI. Subsidiary management incentive plan distributions were reviewed and adjusted if applicable due to revisions to final business unit scorecard results.

LONG-TERM INCENTIVE COMPENSATION

     We strongly believe that stock-based compensation creates a direct link between the long-term financial interests of BEI's executives and BEI's stockholders. Prior to last year, we granted stock options to eligible employees. We have changed our view on this approach in favor of grants of restricted stock to eligible employees. Last year we evaluated BEI's ability to provide performance-based compensation under the 1997 Plan. We decided to implement a 2004 long-term incentive program under the 1997 Plan, pursuant to which BEI grants restricted stock to employees selected by the Committee that vest at the end of three years from the date of grant. In addition, BEI grants performance units and/or performance-based cash bonuses to employees selected by the Committee that vest at the end of three years to the extent certain EBITDA, EBITDA margin and share appreciation goals are obtained.

     In determining the size and other terms of stock grants, we review information on competitive practices and valuations provided by our compensation consultants. Generally, performance-based stock awards are made during the first half of a year.

     In 2004, BEI granted 558,602 shares of restricted stock to the executive officers as a group, and 396,368 shares of restricted stock to BEI's other employees as a group. Further details about restricted stock awards granted to the named executive officers during 2004 are shown on the Executive Summary Compensation Table below.

RESPONSE TO TAX LAWS LIMITING DEDUCTIONS FOR COMPENSATION

     Section 162(m) of the Internal Revenue Code generally sets a $1,000,000 per person limit on a company's ability to deduct compensation paid to its five most highly paid executive officers. Section 162(m) provides an exemption to this limit for compensation that qualifies under the Code as "performance-based compensation." The Nominating and Compensation Committee has determined that it generally should seek to retain full tax deductibility for our incentive compensation programs. Therefore, we have designed BEI's annual and long-term compensation programs so that compensation earned under those plans can meet the definition of "performance-based compensation." However, in order to maintain flexibility in motivating and compensating BEI's executive officers, in some circumstances it may provide for or pay compensation that may not satisfy 162(m) and, therefore, may not be deductible, in whole or in part, by BEI.

RETIREMENT BENEFITS

     SERP. In addition to maintaining standard broad-based employee retirement benefit plans, we adopted a supplemental executive retirement plan (the "SERP") on February 19, 1998. Participants were selected based on management's recommendations. The SERP was amended and restated, effective as of April 1, 2000. Generally, this program provides for an annual retirement income benefit equal to the product of (a) 3.33%, multiplied by (b) the participant's final average base compensation and (c) the participant's years (including partial years) of credited service. The benefit is payable for a maximum of fifteen years upon retirement at age 65 with 15 years of service after age 50. For purposes of calculating participants' retirement benefits, only their base annual salary up to $1,000,000 per year is taken into account; incentive compensation, bonuses and base annual salary in excess of $1,000,000 are disregarded. Benefits are reduced for retirement before age 65 or for less than 15 years of service. Participants may elect to receive their benefits in the form of a single lump sum payment.

     The SERP was modified in December 2001 with respect to Mr. Floyd to provide him an enhanced retirement benefit equal to 50% of his final average compensation regardless of his years of service. For purposes of calculating Mr. Floyd's final average compensation, only his base annual salary up to $1,000,000 per year is taken into account; incentive compensation, bonuses and base annual salary in excess of $1,000,000 are disregarded. Mr. Floyd's benefit is now fully vested. In addition, the 5% discount per year for retirement prior to age 65 was waived for Mr. Floyd, and his benefits could be paid over 15 years regardless of how many years of service he has at retirement. (See "Executive
Compensation -- Defined Benefit Plan").

     As discussed further under "Retirement Benefits -- Executive Deferred Compensation Plan" below, the SERP was frozen for participants under age 56 and closed to new participants effective as of January 1, 2003.

     Enhanced Supplemental Executive Retirement Plan. Effective as of January 1, 2004, we adopted the Enhanced Supplemental Executive Retirement Plan ("Enhanced SERP") for a designated group of BEI's senior executive employees. The Nominating and Compensation Committee is responsible for selecting the participants for the Enhanced SERP. The Enhanced SERP is a nonqualified, unsecured deferred compensation plan, informally funded through a so-called "rabbi trust." Each year BEI, in its discretion, may make a contribution on each participant's behalf equal to a percentage of his or her salary and incentive compensation for the year. Prior to any change in control, we will set the contribution percentage each year for each participant in our sole discretion. Following any change in control, contributions will equal at least the amount made on each participant's behalf immediately prior to the change in control. If a participant dies, becomes disabled or is terminated without cause within two years following a change in control, contributions will continue to be made on the participant's behalf based on the participant's compensation and the Enhanced SERP contributions that were made immediately prior to the participant's death, disability or termination. Such contributions will continue until the earlier of the time the participant attains (or would have attained) age 60 or would have completed ten years of plan participation. If a participant is involuntarily terminated without cause prior to a change in control and prior to the time the participant attains age 60 or completes 10 years of plan participation, BEI, in its sole discretion, may continue making contributions on the terminated participant's behalf up to the amount and for the period of time that contributions would have been made had the participant died or become disabled.

     BEI's contributions will be credited with deemed investment earnings or losses based on a participant's investment elections from the investment funds offered under the Enhanced SERP. In addition, if BEI does not credit contributions to a participant's account by December 31 of the year for which the contributions are to be made, interest will accrue at the rate of 6.5% per annum on the delinquent contributions until they are made to the plan. A deferred credit contribution must be made by December 31 of the following year. Participants will vest in their Enhanced SERP benefits upon the earlier of attaining age 60, completing 10 years of plan participation, death, total and permanent disability, a change in control or involuntary termination of employment without cause. Distributions of participants' benefits will be made once they attain age 60 or complete ten years of plan participation (whichever is earlier), and terminate employment. Distributions will be made in cash in either a single lump sum or annual installment payments over a five, ten or fifteen year period as elected by the participant. However, distributions due to death, disability or termination of employment without cause within two years of a change in control will be made only in a lump sum and only after the participant would have attained age 60 or completed ten years of plan participation but for such death, disability or termination following a change in control.

     Executive Deferred Compensation Plan. Effective as of December 31, 2002, the Board adopted an Executive Deferred Compensation Plan (the "EDC Plan") for a designated group of management or highly compensated employees. Certain employees with base annual salary of at least $90,000 and total annual compensation (salary plus target bonus) of at least $100,000 are eligible for selection by the Nominating and Compensation Committee for participation in the EDC Plan. The EDC Plan is a nonqualified, unsecured deferred compensation plan, informally funded through a so-called "rabbi trust." Eligible employees can elect to defer up to 75% of their base salary and 100% of their bonus or incentive compensation each year. In addition, BEI may make matching contributions to make up for matching contributions to the tax-qualified SavingsPlus Plan that participants were ineligible for due to various legal limits and/or their participation in the EDC Plan. Additional discretionary contributions are also possible. In addition, due to the freezing of the SERP for participants under age 56 (as well as for any new participants), in January 2003 BEI made an initial contribution to the EDC Plan for two affected participants with vested SERP benefits, and will make ongoing, future age-weighted EDC Plan contributions for other former SERP participants, in exchange for such participants waiving their rights under the SERP. Earnings and losses on all participant and BEI contributions will be credited with deemed investment earnings based on participant investment elections from among 20 variable investment fund options currently offered under the EDC Plan.

     Participants are always vested in their own compensation deferrals. BEI contributions generally vest after five years of combined EDC Plan and SERP participation. Vesting is accelerated upon a change in control of BEI. Participants can elect in-service withdrawals at a specified future date, in either a single lump-sum or, for withdrawals of $25,000 or more, in annual installments over two to five years. Non-scheduled withdrawals can also be made, but the participant will forfeit 10% of the requested withdrawal and be suspended from the EDC Plan for the remainder of the then current year and the next following year. These penalties will not apply if the withdrawal is on account of a severe financial hardship. Upon termination of employment, participants can elect to receive either a lump sum payout or, if they have a least five years of combined EDC Plan and SERP service and a distribution of at least $25,000, annual installments for up to 15 years. All distributions will be in cash.

     Retention Enhancement Program. In March 2004, BEI established the Retention Enhancement Program ("REP"), as part of the EDC Plan, to provide enhanced retirement, death and disability benefits to Mr. Floyd to supplement his SERP benefits, which are described above, and to provide an additional incentive for him to remain with BEI until he attains age 65. Pursuant to the REP, BEI will make contributions each year to an account established for Mr. Floyd under the EDC Plan. The Nominating and Compensation Committee will determine the amount of those contributions each year, but it is currently intended that when the total contributions and earnings on the contributions are added to Mr. Floyd's SERP benefits, this will provide him with a combined retirement benefit equal to 40% of his total final compensation (which includes base salary and bonuses and is not capped at $1,000,000 like his SERP benefits). Like the EDC Plan, earnings and losses will be credited to the REP contributions made on Mr. Floyd's behalf based on his investment elections from the funds offered under the EDC Plan. Mr. Floyd will vest in his REP benefits when the first of the following events occurs: (i) he attains age 65, provided that he is still employed by BEI; (ii) he dies or becomes disabled; or (iii) BEI undergoes a change in control. If Mr. Floyd is terminated without cause prior to the date he otherwise fully vests in his REP benefits, he will vest in the balance of his REP account at that time, and the Nominating and Compensation Committee, in its discretion, may continue making contributions to Mr. Floyd's REP account until he attains age 65. Mr. Floyd will have the option of taking his REP benefits in either a single lump sum payment or in annual installment payments over a period of two to fifteen years.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     The Committee applied the policies mentioned above in determining the compensation for Mr. Floyd, BEI's Chief Executive Officer, for 2004. At December 31, 2004, Mr. Floyd's annual base salary was $900,000, which reflects an increase over the prior year of $62,187. This increase was recommended by the independent compensation consultant, and made his salary more aligned with the market. Prior to the increase, Mr. Floyd had not received a salary increase since December 2001 when he became Chairman of BEI.

     For 2004, Mr. Floyd received a bonus of $1,344,375 under the 2004 Annual Incentive Plan ("AIP"). The 2004 AIP established annual incentive compensation opportunities for Mr. Floyd and other participants based on performance against targeted goals for EBITDA and improvement in quality of care. Thus, Mr. Floyd's bonus for 2004 was determined based on three factors. The first was the amount by which actual EBITDA exceeded the planned EBITDA for BEI as approved by the Board. The second factor was an evaluation by the Nominating and Compensation Committee of BEI's performance in relation to its quality of care improvement goals for 2004. The last factor was a set of strategic priorities in revenue growth, EBITDA margin, balance sheet measures and measures around succession planning which were evaluated by the Nominating and Compensation Committee. The first factor was weighted at 60%, and the second and third factors were each weighted at 20%.

     As part of a long-term incentive program instituted under the 1997 Plan in 2004, the Nominating and Compensation Committee awarded Mr. Floyd 214,822 shares of restricted BEI common stock as well as performance units and performance cash equal to an amount ranging from a minimum of $1,675,634 to maximum of $7,037,659, depending on BEI's performance in achieving targets with respect to EBITDA, EBITDA margin improvements and improvements in the market price for BEI's common stock. If none of the targets are met, neither the performance units nor the performance cash will vest under the award. If the targets are met, the long-term incentive award will vest, subject to Board approval, three years from the date of grant.

                                          NOMINATING AND COMPENSATION COMMITTEE

                                          John D. Fowler, Jr., Chairperson
                                          James W. McLane
                                          Ivan R. Sabel
                                          Marilyn R. Seymann, Ph.D.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth summary information concerning certain compensation awarded, paid to, or earned by BEI's President and Chief Executive Officer and each of its other four most highly compensated executive officers for all services rendered in all capacities to BEI for the years ended December 31, 2004, 2003 and 2002:

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                            AWARDS PAYOUTS
                                                                                         --------------------
                                      ANNUAL COMPENSATION                   RESTRICTED   SECURITIES
                                      -------------------    OTHER ANNUAL     STOCK      UNDERLYING    LTIP      ALL OTHER
                             FISCAL   SALARY      BONUS      COMPENSATION     AWARDS      OPTIONS     PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR      ($)      ($)(1)          ($)         ($)(11)        (#)         ($)         ($)
---------------------------  ------   -------   ---------    ------------   ----------   ----------   -------   ------------
William R. Floyd..........    2004    882,301   1,344,375(2)        --      1,675,612          --     208,417    1,846,668(12)
  Chairman of the Board-      2003    834,591   1,337,414(2)        --        654,431          --          --      139,904(13)
  President and Chief         2002    835,000          --           --      1,426,250     600,000          --       36,126(14)
  Executive Officer
Douglas J. Babb...........    2004    425,771     386,284           --        404,336          --      81,392      546,790(15)
  Executive Vice President-   2003    402,786     420,949           --        261,250          --          --       72,003(16)
  Chief Administrative and    2002    377,692          --           --             --     250,000          --       10,976(17)
  Legal Officer
David R. Devereaux(3).....    2004    444,557     409,586           --        429,343          --      91,813      866,616(18)
  Chief Operating Officer-    2003    427,699     446,986           --        261,250          --          --       61,608(19)
  Nursing Facilities          2002    413,846          --           --             --     190,000          --       78,720(20)
Jeffrey P. Freimark.......    2004    451,575     409,586(4)   431,967(7)     429,335          --      91,809      600,250(21)
  Executive Vice President,   2003    427,690     446,976(4)    70,758(8)     261,250          --          --       72,669(22)
  Chief Financial and         2002    415,192     150,000(5)    94,482(9)          --     150,000          --       67,108(23)
  Information Officer
Cindy H. Susienka.........    2004    385,000     345,056(6)        --        384,992          --      68,333      361,477(24)
  Executive Vice President-   2003    330,439     302,837(6)        --        125,400          --          --       35,002(25)
  and Chief Operating         2002    319,231          --        7,313(10)         --      80,000          --        4,772(26)
  Officer Aegis and
  AseraCare

---------------

 (1) Bonus amounts, if any, are listed for the year in which they were earned; such amounts were paid in the following year.

 (2) $627,188 and $668,707 was deferred in 2004 and 2003, respectively, under the Executive Deferred Compensation Plan.

 (3) In early February, 2005, Mr. Devereaux transferred one-half of his common stock (119,722 shares) together with 40% of all vested and 25% of all unvested options (exercisable for 72,209 and 54,210 shares of common stock, respectively) pursuant to a domestic relations order.

 (4) $81,987 and $89,395 was deferred in 2004 and 2003, respectively, under the Executive Deferred Compensation Plan.

 (5) Mr. Freimark received a guaranteed bonus of $150,000 pursuant to his employment agreement.

 (6) $86,264 and $75,709 was deferred in 2004 and 2003, respectively, under the Executive Deferred Compensation Plan.

 (7) Includes: (i) relocation costs and expenses paid to or on behalf of Mr. Freimark in connection with his relocation from New Jersey to Arkansas of $395,468; and (ii) gross-up for taxes related to forgiveness of debt of $36,499.

 (8) Includes: (i) relocation costs and expenses paid to or on behalf of Mr. Freimark in connection with his relocation from New Jersey to Arkansas of $33,988; and (ii) gross-up for taxes related to the forgiveness of debt of $36,770.

 (9) Includes: (i) relocation costs and expenses paid to or on behalf of Mr. Freimark in connection with his relocation from New Jersey to Arkansas; and
     (ii) gross-up for taxes related to the forgiveness of debt $44,781.

(10) Relocation costs and expenses paid to or on behalf of Ms. Susienka in connection with her relocation from Arkansas to Wisconsin.

(11) See "Restricted Stock" table following this Summary Compensation Table.

(12) Includes: (i) Regular Life Insurance Plan -- $6,241 (see footnote 27); (ii) BEI contribution to the Retention Enhancement Plan -- $604,102; (iii) vesting of restricted stock -- $1,187,138; (iv) personal use of BEI plane -- $13,128; and (v) BEI contribution to the Executive Allowance
     Plan -- $36,059.

(13) Includes: (i) Executive Medical Plan -- $213; (ii) Regular Life Insurance Plan -- $4,064 (see footnote 27); (iii) personal use of BEI plane -- $6,127; and (iv) vesting of restricted stock -- $129,500.

(14) Includes: (i) Executive Medical Plan -- $2,804; (ii) premiums under Executive Life Insurance Plan -- $3,396 (see footnote 28); (iii) Regular Life Insurance Plan -- $4,051 (see footnote 27); (iv) benefit allowance -- $2,813 (see footnote 29); (v) personal use of BEI plane -- $14,201; and (vi) Executive Disability Policy -- $8,861.

(15) Includes: (i) Regular Life Insurance Plan -- $980 (see footnote 27); (ii) BEI contribution to the Executive Deferred Compensation Plan -- $30,326;
     (iii) BEI contribution to the Enhanced Supplemental Executive Retirement Plan -- $178,909; (iv) vesting of restricted stock -- $319,169; and (v) BEI contribution to the Executive Allowance Plan -- $17,406.

(16) Includes: (i) Executive Medical Plan -- $27; (ii) Regular Life Insurance Plan -- $978 (see footnote 27); and (iii) BEI contribution to the Executive Deferred Compensation Plan -- $70,998.

(17) Includes: (i) Executive Medical Plan -- $5,045; (ii) premiums under Executive Life Insurance Plan -- $690 (see footnote 28); (iii) Regular Life Insurance Plan -- $900 (see footnote 27); and (iv) benefit allowance -- $4,341 (see footnote 29).

(18) Includes: (i) Regular Life Insurance Plan -- $456 (see footnote 27); (ii) BEI contribution to the Executive Deferred Compensation Plan -- $21,468;
     (iii) BEI contribution to the Enhanced Supplemental Executive Retirement Plan -- $184,031; (iv) vesting of restricted stock -- $660,267; and (v) personal use of BEI plane -- $394.

(19) Includes: (i) Executive Medical Plan -- $1,326; (ii) Regular Life Insurance Plan -- $455 (see footnote 27); (iii) vesting of restricted stock -- $15,859; (iv) BEI contribution to the Executive Deferred Compensation Plan -- $21,250; and (v) distribution from the previous Executive Deferred Compensation Plan -- $22,718.

(20) Includes: (i) matching contribution to Employee Stock Purchase
     Plan -- $255; (ii) Executive Medical Plan -- $4,656; (iii) Regular Life Insurance Plan -- $436 (see footnote 27); (iv) benefit allowance -- $4,346 (see footnote 29); and (v) vesting of restricted stock -- $69,027.

(21) Includes: (i) Regular Life Insurance Plan -- $684 (see footnote 27); (ii) BEI contribution to the Executive Deferred Compensation Plan -- $21,467;
     (iii) BE contribution to the Enhanced Supplemental Executive Retirement Plan -- $189,835; (iv) vesting of restricted stock -- $319,169; (v) forgiveness of debt -- $50,445; (vi) personal use of BEI plane -- $194; and
     (vii) BEI contribution to the Executive Allowance Plan -- $18,456.

(22) Includes: (i) Regular Life Insurance Plan -- $683 (see footnote 27); (ii) forgiveness of debt -- $50,736; and (iii) BEI contribution to the Executive Deferred Compensation Plan -- $21,250.

(23) Includes: (i) Executive Medical Plan -- $5,603; (ii) Regular Life Insurance Plan -- $506 (see footnote 27); (iii) benefit allowance -- $2,799 (see footnote 29); (iv) personal use of BEI plane -- $2,053; (v) forgiveness of debt -- $53,919; and (vi) COBRA reimbursement -- $2,228.

(24) Includes: (i) Regular Life Insurance Plan -- $504 (see footnote 27); (ii) BEI contribution to the Executive Deferred Compensation Plan -- $19,250;
     (iii) BEI contribution to the Enhanced Supplemental Executive Retirement Plan -- $144,446; (iv) vesting of restricted stock -- $181,629; (v) non-cash compensable item granted to several employees, including Ms. Susienka, in connection with the completion of an enterprise-wide project -- $100; and (vi) BEI contribution to the Executive Allowance Plan -- $15,548.

(25) Includes: (i) Executive Medical Plan -- $1,914; (ii) Regular Life Insurance Plan -- $335 (see footnote 27); (iii) personal use of BEI plane -- $1,011;
     (iv) BEI contribution to the Executive Deferred Compensation
     Plan -- $16,250; and (v) distribution from the previous Executive Deferred Compensation Plan -- $15,492.

(26) Includes: (i) benefit allowance -- $2,813 (see footnote 29); (ii) Executive Medical Plan -- $1,256; (iii) matching contribution to Employee Stock Purchase Plan -- $383; and (iv) premiums under Executive Life Insurance Plan -- $320 (see footnote 28).

(27) Imputed income for life insurance provided under BEI's regular life insurance plan for amounts in excess of $50,000.

(28) Amount shown represents the taxable benefit under split-dollar life insurance policies. Messrs. Devereaux and Freimark did not participate in this plan.

(29) Reimbursement for premiums paid under regular medical and dental insurance.

                                RESTRICTED STOCK

     The following table sets forth the restricted BEI common stock holdings of the named executive officers at December 31, 2004, including the shares awarded during 2004, based on the closing price of BEI common stock on the NYSE on that date:

                                                                      NUMBER OF
                              NUMBER OF                               RESTRICTED
                          RESTRICTED SHARES   VALUE OF RESTRICTED   SHARES GRANTED
                             HELD AS OF        SHARES HELD AS OF     IN THE THREE
NAME                         12/31/04(1)          12/31/04(2)        PRIOR YEARS
----                      -----------------   -------------------   --------------
William R. Floyd........       511,072            $4,676,309           214,822
                                                                       313,125
                                                                       175,000
Douglas J. Babb.........       135,171            $1,236,815            51,838
                                                                       125,000
David R. Devereaux(3)...       138,377            $1,266,150            55,044
                                                                       125,000
Jeffrey P. Freimark.....       138,376            $1,266,140            55,043
                                                                       125,000


NAME                                        VESTING SCHEDULE
----                                        ----------------
William R. Floyd........  This award was granted on May 20, 2004. 100% of this award becomes fully vested three years from the date
                          of grant.
                          This award was granted on April 1, 2003. 104,375, or
                          33.33%, of the restricted shares vested on May 10,
                          2004. The remaining 208,760 shares of restricted
                          stock will become fully vested in the amount of
                          104,375 shares per anniversary thereafter.
                          This award was granted on January 2, 2002. 43,750 of
                          the restricted shares vested on the first and second
                          anniversaries of the grant date, respectively. The
                          remaining 87,500 shares of restricted stock will
                          become fully vested in the amount of 43,750 shares
                          per anniversary thereafter.
Douglas J. Babb.........  This award was granted on May 20, 2004. 100% of this award becomes fully vested three years from the date
                          of grant.
                          This award was granted on April 1, 2003. 41,667, or
                          33.33%, of the restricted shares vested on May 10,
                          2004. The remaining 83,333 shares of restricted
                          stock will become fully vested in the amount of
                          41,667 shares and 41,666 shares, respectively, on
                          the next two anniversaries of the date of grant.
David R. Devereaux(3)...  This award was granted on May 20, 2004. 100% of this award becomes fully vested three years from the date
                          of grant.
                          This award was granted on April 1, 2003. 41,667, or
                          33.33%, of the restricted shares vested on May 10,
                          2004. The remaining 83,333 shares of restricted
                          stock will become fully vested in the amount of
                          41,667 shares and 41,666 shares, respectively, on
                          the next two anniversaries of the date of grant.
Jeffrey P. Freimark.....  This award was granted on May 20, 2004. 100% of this award becomes fully vested three years from the date
                          of grant.
                          This award was granted on April 1, 2003. 41,667, or
                          33.33%, of the restricted shares vested on May 10,
                          2004. The remaining 83,333 shares of restricted
                          stock will become fully vested in the amount of
                          41,667 shares and 41,666 shares, respectively, on
                          the next two anniversaries of the date of grant.

                                                                      NUMBER OF
                              NUMBER OF                               RESTRICTED
                          RESTRICTED SHARES   VALUE OF RESTRICTED   SHARES GRANTED
                             HELD AS OF        SHARES HELD AS OF     IN THE THREE
NAME                         12/31/04(1)          12/31/04(2)        PRIOR YEARS
----                      -----------------   -------------------   --------------
Cindy H. Susienka.......        89,358            $  817,626            49,358
                                                                        60,000


NAME                                        VESTING SCHEDULE
----                                        ----------------
Cindy H. Susienka.......  This award was granted on May 20, 2004. 100% of this award becomes fully vested three years from the date
                          of grant.
                          This award was granted on April 1, 2003. 20,000, or
                          33.33%, of the restricted shares vested on May 10,
                          2004. The remaining 40,000 shares of restricted
                          stock will become fully vested in the amount of
                          20,000 shares per anniversary thereafter.

---------------

(1) Recipients are entitled to receive dividends on, and to vote, the restricted stock.

(2) Calculated based on the closing price of BEI common stock on the NYSE on December 31, 2004, which was $9.15.

(3) In early February, 2005, Mr. Devereaux transferred one-half of his common stock (119,722 shares) pursuant to a domestic relations order.

                    AGGREGATED OPTION EXERCISES IN 2004 AND
                         FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information concerning the value of unexercised options to purchase BEI common stock held by the named executive officers at December 31, 2004. There were no options exercised by the named executive officers during 2004.

                                                 NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED              IN-THE-MONEY
                                               OPTIONS FY-END (12/31/04)    OPTIONS FY-END (12/31/04)(1)
                                              ---------------------------   ----------------------------
NAME                                          EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                          -----------   -------------   -----------    -------------
William R. Floyd............................   1,050,000       450,000      $2,904,000       $603,000
Douglas J. Babb.............................     275,550       146,850         982,303        439,330
David R. Devereaux..........................     193,025       216,850         613,593        410,330
Jeffrey P. Freimark.........................     112,500       187,500          61,875        283,125
Cindy H. Susienka...........................     187,875        50,825         327,980        137,090

---------------

(1) Calculated based on the aggregate amount of the excess of the closing price of BEI common stock on the NYSE at December 31, 2004, which was $9.15, over the exercise price for each option.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                           ESTIMATED FUTURE PAYOUTS UNDER
                           NUMBER OF SHARES,       PERFORMANCE OR            NON-STOCK PRICE-BASED PLANS
                            UNITS OR OTHER       OTHER PERIOD UNTIL     -------------------------------------
NAME                            RIGHTS          MATURATION OR PAYOUT    THRESHOLD      TARGET       MAXIMUM
----                       -----------------    --------------------    ---------    ----------    ----------
William R. Floyd
  Restricted Stock(1)           214,822         1/1/2004-12/31/2006
  Performance Units(2)                          1/1/2004-12/31/2006     $837,817     $1,675,633    $3,351,266
  Performance Cash(3)                           1/1/2004-12/31/2006     $837,817     $1,675,633    $3,686,393
Douglas J. Babb
  Restricted Stock(1)            51,838         1/1/2004-12/31/2006
  Performance Units(2)                          1/1/2004-12/31/2006     $202,172     $  404,343    $  808,686
  Performance Cash(3)                           1/1/2004-12/31/2006     $202,172     $  404,343    $  889,555
David R. Devereaux
  Restricted Stock(1)            55,044         1/1/2004-12/31/2006
  Performance Units(2)                          1/1/2004-12/31/2006     $214,677     $  429,353    $  858,706
  Performance Cash(3)                           1/1/2004-12/31/2006     $214,677     $  429,353    $  944,577
Jeffrey P. Freimark
  Restricted Stock(1)            55,043         1/1/2004-12/31/2006
  Performance Units(2)                          1/1/2004-12/31/2006     $214,672     $  429,344    $  858,688
  Performance Cash(3)                           1/1/2004-12/31/2006     $214,672     $  429,344    $  944,557
Cindy H. Susienka
  Restricted Stock(1)            49,358         1/1/2004-12/31/2006
  Performance Units(2)                          1/1/2004-12/31/2006     $192,496     $  384,992    $  769,984
  Performance Cash(3)                           1/1/2004-12/31/2006     $192,496     $  384,992    $  846,982

---------------

(1) See the Restricted Stock section of the "Executive Compensation -- Summary Compensation Table" for a description of restricted shares held by named executive officers generally, as well as the vesting schedule for the shares listed in this table.

(2) The Performance Based Restricted Units program has a target of one-third the total award for the year under the Long-Term Incentive Program. Cumulative EBITDA improvement and EBITDA margin improvement are measured equally in measuring performance over the duration of the cycle. The range of payments for this component are from 50% to 200% of the target amount based on the performance against the set measures. If the minimum amount under the performance measures is not met, then the award would be zero. Upon evaluation and approval of the cycle performance, the participants are paid an amount of BEI common stock equal to the award value, based on the closing price of the stock on the date of the evaluation.

(3) The Performance Based Cash program has a target of one-third the total award for the year under the Long-Term Incentive Program. Cumulative EBITDA improvement and EBITDA margin improvement are measured equally in measuring performance over the duration of the cycle. The range of payments for this component are from 50% to 200% of the target amount based on the performance against the set measures. This amount is further subject to a multiple as determined on the gain in stock price during the cycle ranging from 10% to 110%. If the minimum amount under the performance measures of the cycle or the appreciation in stock price is not met, then the award would be zero.

                              DEFINED BENEFIT PLAN

     Mr. Floyd receives an additional defined benefit type retirement benefit pursuant to the SERP. Under the SERP, Mr. Floyd is eligible for an annual retirement benefit upon his retirement, death or disability equal to 50% of his final average annual compensation over the last three full years before his retirement, death or disability. This benefit is not dependent on his years of service, and is not reduced for Social Security or any other amount. For purposes of determining Mr. Floyd's final average annual compensation, only amounts that are part of his annual base salary listed in the Summary Compensation Table and that do not exceed $1,000,000 will be taken into account. Mr. Floyd's bonuses, incentive payments, employee benefits, tax gross-up payments and other special payments and fees are not taken into account. Mr. Floyd became 100% vested in his SERP benefits on October 16, 2004. Mr. Floyd's annual SERP retirement benefits are payable for 15 years following his retirement, death, or disability. Mr. Floyd also has the option of taking his SERP benefits in a single discounted lump sum payment when he retires. The discount rate used to determine the lump sum payment will equal the average Moody's Aa corporate bond return for the month of November immediately before the lump sum payment of Mr. Floyd's SERP benefits. Mr. Floyd's current estimated annual retirement benefit under the SERP if he retires on or after October 16, 2005 is $442,599.93.

                            STOCK PERFORMANCE GRAPH

     This Stock Performance Graph is not deemed to be "soliciting material" or "filed" with the SEC, is not subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by BEI under the Exchange Act or the Securities Act (except to the extent BEI specifically incorporates this information into a document that is filed).

     The following graph shows a five-year comparison of cumulative total returns for BEI, the S&P Midcap 400 Index and the S & P Health Care Facilities Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              AMONG BEVERLY ENTERPRISES, INC., THE S & P 500 INDEX
                   AND THE S & P HEALTH CARE FACILITIES INDEX

                          (FIVE-YEAR COMPARISON GRAPH)

--------------------------------------------------------------------------------
                       1999      2000      2001      2002      2003      2004
--------------------------------------------------------------------------------
 BEVERLY
   ENTERPRISES, INC   $100.00   $187.15   $196.57   $65.14    $196.34   $209.14
 S & P MIDCAP 400
   INDEX               100.00     90.89     80.09    62.39      80.29     89.02
 S & P HEALTH CARE
   FACILITIES INDEX    100.00    166.04    169.69   122.52     129.10    116.06

                      EQUITY COMPENSATION PLAN INFORMATION
                           (AS OF DECEMBER 31, 2004)

                                                                                            NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE FOR
                          NUMBER OF SECURITIES TO BE                                        FUTURE ISSUANCE UNDER
                           ISSUED UPON EXERCISE OF       WEIGHTED-AVERAGE EXERCISE        EQUITY COMPENSATION PLANS
                             OUTSTANDING OPTIONS,      PRICE OF OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
                             WARRANTS AND RIGHTS            WARRANTS AND RIGHTS                IN COLUMN (A))
PLAN CATEGORY                        (A)                            (B)                              (C)
-------------             --------------------------   -----------------------------   -------------------------------
Equity compensation
  plans approved by
  security holders......          6,562,710                       $6.5612                         7,572,030
Equity compensation
  plans not approved by
  security holders......                 --                            --                                --
                                  ---------                       -------                         ---------
  Total.................          6,562,710                       $6.5612                         7,572,030

---------------

(1) There are 7,068,986 shares remaining available for issuance under the 1997 Long-Term Incentive Plan, all of which can be issued as restricted stock, restricted stock units, performance shares, performance units, bonus stock or other stock-based awards.

                      EMPLOYMENT CONTRACTS, TERMINATION OF
                  EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     BEI has current employment agreements with each of Messrs. Babb, Floyd and Freimark and Ms. Susienka. The term of each agreement continues until such time as BEI gives notice to the executive, at which time the termination date of the employment agreement becomes three years from the date of such notice.

     Each of the agreements provides for an initial base rate of salary that may be increased by the Nominating and Compensation Committee. Mr. Floyd's agreement provides that in no event shall his base salary and benefits be reduced unless the salaries and benefits of all executive-level officers are reduced proportionately. The agreements for each of Messrs. Floyd, Babb and Freimark, as amended effective December 1, 2004, provide that BEI shall maintain life insurance coverage for the remainder of the executive's life, in the amount of the executive's initial base salary, under the Executive Split Dollar Life Insurance Plan. The Executive Split Dollar Life Insurance Plan was amended in May 2004 to meet the requirements of the Sarbanes-Oxley Act of 2002.

     The employment agreements generally provide for participation in all benefit plans, participation in the Annual Incentive Plan and severance benefits upon termination of employment in connection with a change in control, as defined therein, or under certain other circumstances. Generally, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

          (i) the acquisition of 30% or more of the outstanding voting stock of BEI by any person or entity;

          (ii) the persons serving as directors of BEI before any contested election for the Board of BEI, or any tender or exchange offer, merger or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), cease to make up more than 50% of the Board of BEI or any successor to BEI or its assets;

          (iii) the consolidation or merger with any other person or entity where BEI is not the continuing or surviving corporation;

          (iv) any other person or entity consolidates with, or merges with BEI, and BEI is the continuing or surviving corporation and all or part of the outstanding BEI common stock is changed into or exchanged for stock or other securities of any other person or cash or any other property;

          (v) BEI is party to a statutory share exchange with any other person after which BEI is a subsidiary of any other person; or

          (vi) BEI sells or otherwise transfers 50% or more of the assets or earning power of BEI and its subsidiaries (taken as a whole) to any other person or entity.

     Generally, the employment agreements provide a severance benefit on termination after a Change in Control of BEI equal to up to three years of base salary and target bonus, vesting of all stock-based compensation, continuation of medical, dental and disability coverage for three years and a relocation reimbursement. Absent a Change in Control, if a termination of employment is initiated by BEI without cause or by the executive for good reason, the severance benefits consist of up to two years of base salary and target bonus, a continuation of medical, dental and disability coverage for two years and the same relocation reimbursement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and regulations of the SEC require that the executive officers, directors and persons who beneficially own more than 10% of the common stock of BEI file initial reports of ownership and reports of changes in ownership with the SEC and furnish BEI with copies of all Section 16(a) forms they file. BEI offers assistance with the preparation and filing of these reports.

     Based solely on a review of the copies of the reports and written representations received from certain executive officers and directors, we believe that during 2004 our executive officers and directors complied with all applicable filing requirements with the exception that each of the following directors and executive officers had one late transaction reported on one delinquent Form 4 as a result of BEI's delay in communicating BEI's restricted stock grants: all current executive officers (except Ms. Washburn), all current directors, former executive officer Blaise J. Mercadante and former directors James Greene and Edith Holiday. Moreover, Patrice K. Acosta, David R. Devereaux, James M. Griffith and Cindy H. Susienka each had one additional late transaction reported on a delinquent Form 4 due to BEI's over-funding of their respective employee stock purchase plans in August of 2002, which was recently discovered. The over-funding resulted in shares being sold by BEI in 2002 in order to return the over-funded amounts to BEI, which was not timely communicated to such persons.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Mr. Freimark, the Chief Financial and Information Officer, was indebted to his former employer. As part of his employment agreement with BEI, BEI loaned Mr. Freimark $194,092.47 on December 31, 2001 (prior to the enactment of the Sarbanes-Oxley Act of 2002) which was used to pay off the loan from his former employer. Such amount is the maximum principal amount of the loan. The interest rate varies based upon the federal short-term rate as published by the IRS. The outstanding balance of the note plus accrued interest as of March 7, 2005 was approximately $48,765.28.

                                 OTHER MATTERS

     In a letter dated February 4, 2005, Arnold M. Whitman, the Chief Executive Officer of Formation Capital notified us that he intends to nominate six individuals for election as directors at the Annual Meeting and to bring the following proposals before the Annual Meeting for consideration by BEI's stockholders:

      Proposal 3   To amend our By-Laws to fix the number of directors
                   constituting the entire Board at eight;
      Proposal 4   To repeal any amendment to our By-Laws adopted after May 29,
                   1997, other than the proposed amendment described above; and
      Proposal 5   To require that the foregoing proposals be presented prior to the election of directors and before any other business is conducted at the Annual Meeting.

     The Whitman/Appaloosa group has included Mr. Whitman's February 4, 2005 letter to us in a filing with the SEC made on that day under cover of a Schedule 13D. His letter contains information regarding the proposed Whitman/Appaloosa group nominees. BEI is not responsible for the accuracy or completeness of any information provided by Mr. Whitman or the Whitman/Appaloosa group in any letters to us or our Board of Directors or in any oral or written communications, solicitations or proxy materials made or disseminated by Mr. Whitman or the Whitman/Appaloosa group or filed by them with the SEC. The nomination by Formation Capital of six individuals for election as directors at the Annual Meeting and each of the proposals listed above are intended solely to help the Whitman/Appaloosa group take control of our Board as part of their efforts to acquire BEI.



     Article III, Section 2 of our By-Laws authorizes our Board of Directors to fix the specific number of directors constituting the full Board. Our Board of Directors has already set the size of our Board at eight directors. However, approval of Formation Capital's proposal to amend our By-Laws to fix the number of directors constituting the entire Board at eight would prevent us from increasing the size of our Board in the event one or more of the Whitman/Appaloosa group's nominees are elected at the Annual Meeting. It would also preclude us from decreasing the size of the Board when the Board believes it appropriate to do so. Accordingly, your Board recommends that you vote "AGAINST" Proposal 3.


     With respect to Proposal 4, we note that BEI has not amended its By-Laws since May 29, 1997. Our By-Laws, as currently in effect, were filed with the SEC as an exhibit to a Registration Statement on Form S-1 we filed with the SEC on June 4, 1997. The proposal would, therefore, not result in any change to the provisions of our By-Laws currently in effect. However, your Board believes that, as a matter of sound corporate governance, it should have the ability to amend the By-Laws prior to the Annual Meeting should circumstances arise that in the good faith judgment of the Board make it in the best interests of BEI to do so. In addition, your Board believes that its authority to amend the By-Laws cannot be restricted in this manner. Accordingly, your Board recommends that you vote "AGAINST" Proposal 4.

     Article II, Section 7 of our By-Laws provides that the Chairman of the Board (or in the absence of the Chairman, certain other officers of BEI) shall preside over the Annual Meeting. The Chairman of the meeting has the responsibility to ensure an orderly Annual Meeting. As in prior years, the Chairman will determine the sequence in which proposals properly brought before the Annual Meeting will be considered and voted on by stockholders ensuring that the Annual Meeting proceeds in an orderly fashion. In that regard, the order in which proposals properly presented at the Annual Meeting will be submitted for a vote by stockholders has not yet been determined. We do not believe that this authority of the Chairman can be restricted by a proposal presented at our Annual Meeting. Further, the Board does not think it appropriate or desirable that the order of our Annual Meeting be irrevocably fixed regardless of intervening events that might make it desirable in the Chairman's judgment to alter the order of the meeting. Accordingly, your Board recommends that you vote "AGAINST" Proposal 5.

     YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" ITEMS 3-5 ON THE ENCLOSED WHITE PROXY CARD.


     We urge you NOT to sign or return any blue proxy card sent to you by the Whitman/Appaloosa group for any reason, even as a protest against their activities. The best way to support your Board is by voting:


     - "FOR" BEI's nominees for director; and


     - "AGAINST" the Whitman/Appaloosa group proposals (Items 3-5 on the enclosed WHITE proxy card).


     The Board knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment.

                            SOLICITATION OF PROXIES

     Proxies may be solicited by mail, advertisement, telephone or other methods and in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of BEI, none of whom will receive additional compensation for such solicitations.

     BEI has retained Innisfree M&A Incorporated and Georgeson Shareholder Communications Inc. to provide solicitation and advisory services in connection with the proxy solicitation, for which Innisfree and Georgeson are each to receive a fee not to exceed $350,000, together with reimbursement for reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. Innisfree and Georgeson will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of BEI common stock. BEI has also agreed to indemnify Innisfree and Georgeson against certain liabilities and expenses. It is anticipated that Innisfree and Georgeson will collectively employ approximately 105 persons to solicit stockholders for the Annual Meeting.


     BEI retained Lehman Brothers Inc., referred to as Lehman Brothers, and J.P. Morgan Securities Inc., referred to as JPMorgan, as its financial advisors to provide certain financial advisory and investment banking services, including those in connection with the proposals received from the Whitman/Appaloosa group, and related matters. Neither Lehman Brothers nor JPMorgan was retained by BEI to solicit proxies for the Annual Meeting. Neither Lehman Brothers nor JPMorgan admits that it and any of its respective directors, officers, employees, affiliates or controlling persons is a "participant," as defined in
Schedule 14A promulgated under the Exchange Act, in the solicitation of proxies for the Annual Meeting, or that Schedule 14A requires the disclosure of certain information concerning them. However, Lehman Brothers, JPMorgan and certain of their respective directors, officers, employees, affiliates or controlling persons may assist BEI in its solicitation as part of its broader engagement, although none of Lehman Brothers, JPMorgan and their respective directors, officers, employees, affiliates or controlling persons will receive any fee for, or in connection with, any solicitation activities apart from the fees Lehman Brothers and JPMorgan are otherwise entitled to receive under their respective engagements. Pursuant to the terms of their engagement letters, BEI has agreed to pay Lehman and JPMorgan the following fees for their services: (a) a retainer fee of $250,000 for each of Lehman and JPMorgan, (b) an opinion fee of $1,500,000 for each of Lehman and JPMorgan upon the delivery of an initial opinion and a fee of $500,000 for each of Lehman and JPMorgan for each additional opinion they provide, provided that the maximum fee payable under this clause (b) to each of Lehman and JPMorgan is $3,000,000, (c) if during the term of Lehman's or JPMorgan's engagement (or for 18 months after the termination thereof) a publicly disclosed unsolicited proposal to acquire BEI or an interest in BEI or any of its assets or businesses is terminated or withdrawn and within six months after such termination or withdrawal no person or group has acquired 50% or more of the outstanding common stock of BEI and there has not been a change in the majority of members of the Board, a fee of $11,000,000 for Lehman and $5,500,000 for JPMorgan, and (d) if during the term of Lehman's or JPMorgan's engagement (or for 18 months after the termination thereof) control of BEI or a material interest in BEI or any of its businesses, or a material amount of any of their respective assets, is transferred to a third party or a restructuring of BEI occurs, or an agreement to effect such a transaction or restructuring is entered into that subsequently results in such a transaction or restructuring, a fee equal to (i) if the consideration per share is equal to or less than $11.50 per share, 0.56% of the aggregate consideration for Lehman and 0.28% of the aggregate consideration for JPMorgan or (ii) if the consideration per share is greater than $11.50 per share, (A) 0.56% of the aggregate consideration for Lehman and 0.28% of the aggregate consideration for JPMorgan with respect to the first $11.50 per share and (B) 1.00% for each of Lehman and JPMorgan of the aggregate consideration in excess of $11.50 per share. The fees payable pursuant to clauses (a) and (b) are creditable against the fees paid under clauses (c) and (d) and the fee payable pursuant to clause
(c) is creditable against the fee paid pursuant to clause (d). BEI has also agreed to reimburse Lehman and JPMorgan for their reasonable out-of-pocket expenses, including the fees and expenses of counsel, and to indemnify Lehman and JPMorgan and certain related persons against certain liabilities in connection with their engagements. Lehman and JPMorgan have each in the past been retained by BEI to render investment banking and advisory services, and each has received customary compensation for such services.

     Costs incidental to these solicitations of proxies will be borne by BEI and include expenditures for printing, postage, legal, accounting, financial advisers, public relations, soliciting, advertising and related expenses and, although no precise estimate can be made at this time, are expected to be approximately $1,950,000 in addition to the fees of Innisfree, Georgeson, Lehman Brothers and JPMorgan described above (excluding the amount normally expended by BEI for the solicitation of proxies at its Annual Meetings and costs represented by salaries and wages of regular employees and officers). The aggregate amount to be spent will vary depending on, among other things, any developments in the proxy contest described in this proxy statement. Total costs incurred to date for, in furtherance of, or in connection with these solicitations of proxies are approximately $475,000.


     Certain information about the directors and executive officers of BEI and certain employees and other representatives of BEI who may also solicit proxies is set forth in Schedule I to this Proxy Statement. Schedule I also sets forth certain information relating to shares of BEI common stock owned by such parties and certain transactions between any of them and BEI. Schedule II sets forth certain information with respect to Lehman Brothers and JPMorgan.

     All expenses of solicitation of proxies will be borne by BEI.

                                          DOUGLAS J. BABB
                                          Secretary

March   , 2005
Fort Smith, Arkansas

                                   SCHEDULE I

      INFORMATION CONCERNING THE DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS OF BEI WHO MAY BE DEEMED PARTICIPANTS IN BEI'S
                            SOLICITATION OF PROXIES

NAME, PRINCIPAL BUSINESS ADDRESS AND OFFICE OR OTHER EMPLOYMENT OF PARTICIPANTS

     Set forth below is the name, business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of the (i) directors/nominees, (ii) named executive officers and (iii) certain other employees of BEI (collectively, the "BEI Participants") who may assist in soliciting proxies from BEI's stockholders.

DIRECTORS/NOMINEES

     The present principal occupation or employment of BEI's directors is set forth under "BEI Nominees for the Board of Directors" in the Proxy Statement. The names and principal business addresses of the directors are set forth below.

NAME                                                  PRINCIPAL BUSINESS ADDRESS
----                                                  --------------------------
William R. Floyd..............................   One Thousand Beverly Way,
                                                 Fort Smith, Arkansas 72919
Melanie Creagan Dreher, Ph.D. ................   University of Iowa
                                                 College of Nursing
                                                 101F Nursing Building
                                                 Iowa City, IA 52242-1121
John D. Fowler, Jr. ..........................   Deutsche Bank Securities, Inc.
                                                 60 Wall St.
                                                 New York, NY 10005
John P. Howe, III, M.D. ......................   Project Hope
                                                 255 Carter Hall Lane
                                                 Millwood, VA 22646
James W. McLane...............................   HealthAxis, Inc.
                                                 Towers at Williams Square
                                                 5215 North O'Connor Blvd.
                                                 Suite 800
                                                 Irving, TX 75039
Ivan R. Sabel.................................   Hanger Orthopedic Group, Inc.
                                                 Two Bethesda Metro Center, Suite 1200
                                                 Bethesda, MD 20814
Donald L. Seeley..............................   University of Arizona
                                                 1130 East Helen Street
                                                 Tucson, AZ 85721
Marilyn R. Seymann, Ph.D. ....................   M One, Inc.
                                                 7651 S. College Ave.
                                                 Tempe, AZ 85284

NAMED EXECUTIVE OFFICERS

     The names and principal occupations of BEI's named executive officers are set forth under "Executive Officers" in this Proxy Statement. The principal business address of each such person is BEI, One Thousand Beverly Way, Fort Smith, Arkansas 72919.

OTHER EMPLOYEES

     The name and principal occupations of BEI's other employees who may be deemed participants are set forth below. The principal business address of each such person is BEI, One Thousand Beverly Way, Fort Smith, Arkansas 72919.

NAME AND PRINCIPAL BUSINESS ADDRESS        PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------        ------------------------------------------
James M. Griffith........................  Senior Vice President -- Investor
                                           Relations and Corporate Communications
Richard D. Skelly, Jr. ..................  Senior Vice President and Treasurer

      INFORMATION REGARDING OWNERSHIP OF BEI'S SECURITIES BY PARTICIPANTS

     The number of shares of BEI common stock and other BEI securities held, directly or indirectly, by directors and named executive officers of BEI is set
forth on pages   and   of this Proxy Statement. The number of shares of BEI
common stock and other BEI securities held, directly or indirectly, by the remaining BEI Participants as of the Record Date is set forth below. No BEI Participant is the record holder of shares that such person does not beneficially own.

                                                    SHARES OF BEI    OPTIONS TO ACQUIRE BEI
NAME OF BENEFICIAL OWNER                           COMMON STOCK(A)      COMMON STOCK(B)
------------------------                           ---------------   ----------------------
James M. Griffith................................      193,576              139,100
Richard D. Skelly, Jr. ..........................       70,353               40,000

---------------

(a) Includes 54,670 and 53,043 shares of restricted stock for James M. Griffith and Richard D. Skelly, Jr., respectively, which will vest upon a change of control.

(b)  The stock options will vest upon a change of control.

                              GENERAL COMPENSATION

     See "Executive Compensation" and "Employment Contracts, Termination of Employment and Change in Control Agreements" for information regarding the general compensation and benefits provided to BEI's named executive officers.

     James M. Griffith has a severance agreement with BEI, dated as of August 26, 1997. The severance agreement provides benefits on a termination after a Change in Control of BEI that include three years of base salary as well as three years of target bonus or annual bonus in the year before the Change of Control (whichever is higher), vesting of all stock-based compensation, continuation of medical, dental and disability coverage for three years and a relocation reimbursement. Absent a Change in Control, if a termination of employment is initiated by BEI without cause or by Mr. Griffith for good reason (as defined in the severance agreement), the severance benefits consist of one year of base salary and one year of target or annual bonus (whichever is higher), a continuation of medical, dental and disability coverage for one year and the same relocation reimbursement. See "Employment Contracts, Termination of Employment and Change in Control Agreements" for the definition of a "Change in Control."

     Richard D. Skelly, Jr. does not have an employment or severance agreement with BEI, but the terms of his offer letter of employment provide for two years base salary and target bonus upon a Change of Control and one year of base salary and target bonus if a termination of employment is initiated by BEI without cause or by Mr. Skelly for good reason.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     For a discussion of awards in the last fiscal year to the named executive officers under BEI's Long-Term Incentive Plan, see "Executive
Compensation -- Long-Term Incentive Plans -- Awards in Last Fiscal Year." The following table presents awards in the last fiscal year to other BEI participants under BEI's Long-Term Incentive Plan.

                           LONG-TERM INCENTIVE PLANS

                                                                         ESTIMATED FUTURE PAYOUTS UNDER
                                                                          NON-STOCK PRICE-BASED PLANS
                         NUMBER OF SHARES,    PERFORMANCE OR OTHER     ----------------------------------
                          UNITS OR OTHER     PERIOD UNTIL MATURATION    THRESHOLD     TARGET     MAXIMUM
NAME                          RIGHTS                OR PAYOUT               $           $           $
----                     -----------------   -----------------------   -----------   --------   ---------
JAMES M. GRIFFITH
  Restricted Stock            14,670          1/1/2004 - 12/31/2006
  Performance Units(1)                        1/1/2004 - 12/31/2006      $57,213     $114,425   $228,850
  Performance Cash(2)                         1/1/2004 - 12/31/2006      $57,213     $114,425   $251,735
RICHARD D. SKELLY, JR.
  Restricted Stock            13,043          1/1/2004 - 12/31/2006
  Performance Units(1)                        1/1/2004 - 12/31/2006      $50,868     $101,735   $203,470
  Performance Cash(2)                         1/1/2004 - 12/31/2006      $50,868     $101,735   $223,817

---------------

(1) The Performance Based Restricted Units program has a target of one third the total value delivered for the year under the Long-Term Incentive Program. The performance is measured equally in both cumulative EBITDA and EBITDA margin improvement over the duration of the cycle. The range of payments for this component are from 50% to 200% of the target amount based on the performance against the set measures. However, if the minimum amount under the performance measures is not met, then the award would be zero. Upon evaluation and approval of the cycle, the participants are paid in stock for the equivalent amount approved under the plan and any residual between the approved award and the amount delivered in shares is paid in cash to the participant.

(2) The Performance Based Cash program has a target of one third the total value delivered for the year under the Long-Term Incentive Program. The performance is measured equally in both cumulative EBITDA and EBITDA margin improvement over the duration of the cycle. The range of payments for this component are from 50% to 200% of the target amount based on the performance against the set measures. This amount is further subject to a multiple as determined on the gain in stock price during the cycle ranging from 10% to 110%. However, if the minimum amount under the performance measures of the cycle or the appreciation in stock price is not met, then the award would be zero.

     The following table sets forth certain amounts of cash and common stock that BEI is required to pay the BEI participants in connection with BEI's Long-Term Incentive Plan for the three-year period ended December 31, 2003.

       LONG-TERM INCENTIVE PLANS -- TOTAL CASH PAY-OUTS IN 2005 AND 2006
                       UNDER NON-STOCK PRICE BASED PLANS

NAME                                                         JANUARY 2005   JANUARY 2006
----                                                         ------------   ------------
WILLIAM R. FLOYD...........................................  $208,416.67    $208,416.66
DOUGLAS J. BABB............................................  $ 81,392.00    $ 81,392.00
DAVID R. DEVEREAUX.........................................  $ 91,812.67    $ 91,812.66
JEFFREY P. FREIMARK........................................  $ 91,808.67    $ 91,808.67
CINDY H. SUSIENKA..........................................  $ 68,333.33    $ 68,333.33
JAMES M. GRIFFITH..........................................  $ 55,000.00    $ 55,000.00
RICHARD D. SKELLY, JR. ....................................  $ 43,333.33    $ 43,333.33

                     PURCHASES AND SALES OF BEI SECURITIES

     The following table sets forth all purchases and sales of BEI's securities by BEI Participants during the past two years. Unless otherwise indicated, all transactions were in the public market and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring and holding such securities. To the extent that any part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring and holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the ordinary course of business of a bank, broker or dealer, a brief description of the transaction and the names of the parties are set forth below.

                                                DATE OF     TRANSACTION TYPE   NUMBER OF    NATURE OF
NAME                                          TRANSACTION   (PURCHASE/SALE)     SHARES     TRANSACTION
----                                          -----------   ----------------   ---------   -----------
Douglas J. Babb.............................    4/1/2003        Purchase        125,000        (1)
                                               5/20/2004        Purchase         51,838        (1)
                                               5/10/2004            Sale         13,937        (2)
David R. Devereaux..........................   2/27/2003        Purchase         11,473        (7)
                                                4/1/2003        Purchase        125,000        (1)
                                               5/20/2004        Purchase         55,044        (1)
                                               2/27/2003            Sale          1,192        (4)
                                               2/27/2003            Sale         11,473        (7)
                                               4/30/2003            Sale          2,943        (2)
                                               5/10/2004            Sale         13,833        (2)
                                               8/18/2004            Sale         15,200        (2)
Melanie Creghan Dreher, Ph.D. ..............    9/1/2004        Purchase            153        (5)
                                               10/1/2004        Purchase             97        (5)
                                               11/1/2004        Purchase            163        (5)
                                               12/1/2004        Purchase             80        (5)
                                                1/3/2005        Purchase            197        (5)
                                                2/1/2005        Purchase            105        (5)
                                                3/1/2005        Purchase            180        (5)
William R. Floyd............................    4/1/2003        Purchase        313,125        (1)
                                               5/20/2004        Purchase        214,822        (1)
                                                1/2/2004            Sale         15,249        (2)
                                               5/10/2004            Sale         34,913        (2)
                                                1/2/2005            Sale         14,996        (2)
John D. Fowler, Jr. ........................    3/3/2003        Purchase          4,503        (5)
                                                4/1/2003        Purchase          3,539        (5)
                                                5/1/2003        Purchase          1,851        (5)
                                                6/2/2003        Purchase         11,000        (6)
                                                6/2/2003        Purchase          2,375        (5)
                                                7/1/2003        Purchase          1,224        (5)
                                                8/1/2003        Purchase          1,321        (5)
                                                9/2/2003        Purchase            701        (5)
                                               10/2/2003        Purchase            811        (5)
                                               11/3/2003        Purchase          1,165        (5)
                                               12/1/2003        Purchase            934        (5)
                                                1/2/2004        Purchase            976        (5)
                                                2/2/2004        Purchase            675        (5)
                                                2/2/2004        Purchase            612        (5)
                                                3/1/2004        Purchase          1,121        (5)
                                                4/1/2004        Purchase          1,694        (5)
                                                5/3/2004        Purchase          1,165        (5)
                                               5/20/2004        Purchase         15,385        (5)
                                                6/1/2004        Purchase          1,140        (5)

                                                DATE OF     TRANSACTION TYPE   NUMBER OF    NATURE OF
NAME                                          TRANSACTION   (PURCHASE/SALE)     SHARES     TRANSACTION
----                                          -----------   ----------------   ---------   -----------
                                                7/1/2004        Purchase            794        (5)
                                                8/2/2004        Purchase            538        (5)
                                                9/1/2004        Purchase          1,145        (5)
                                               10/1/2004        Purchase            553        (5)
                                               11/1/2004        Purchase            940        (5)
                                               12/1/2004        Purchase            592        (5)
                                                1/3/2005        Purchase          1,006        (5)
Jeffrey P. Freimark.........................    4/1/2003        Purchase        125,000        (1)
                                               5/20/2004        Purchase         55,043        (1)
                                               5/10/2004            Sale         13,937        (2)
James M. Griffith...........................   2/27/2003        Purchase             30        (3)
                                               2/27/2003        Purchase          7,000        (8)
                                               2/27/2003        Purchase          3,000        (8)
                                               2/27/2003        Purchase         14,236        (7)
                                                4/1/2003        Purchase         60,000        (1)
                                               5/20/2004        Purchase         14,670        (1)
                                               2/27/2003            Sale         14,236        (7)
                                               5/10/2004            Sale          6,690        (2)
                                               8/18/2004            Sale         18,612        (2)
John P. Howe, III, M.D. ....................    3/3/2003        Purchase          2,903        (5)
                                                4/1/2003        Purchase          1,022        (5)
                                                5/1/2003        Purchase            925        (5)
                                                6/2/2003        Purchase         11,000        (6)
                                                6/2/2003        Purchase            844        (5)
                                                7/1/2003        Purchase            612        (5)
                                                8/1/2003        Purchase            437        (5)
                                                9/2/2003        Purchase            261        (5)
                                               10/2/2003        Purchase            405        (5)
                                               11/3/2003        Purchase            484        (5)
                                               12/1/2003        Purchase            309        (5)
                                                1/2/2004        Purchase            417        (5)
                                                2/2/2004        Purchase            675        (5)
                                                2/2/2004        Purchase            228        (5)
                                                3/1/2004        Purchase            480        (5)
                                                4/1/2004        Purchase            515        (5)
                                                5/3/2004        Purchase            582        (5)
                                               5/20/2004        Purchase         15,385        (5)
                                                6/1/2004        Purchase            426        (5)
                                                7/1/2004        Purchase            223        (5)
                                                8/2/2004        Purchase            242        (5)
                                                9/1/2004        Purchase            553        (5)
                                               10/1/2004        Purchase            249        (5)
                                               11/1/2004        Purchase            374        (5)
                                               12/1/2004        Purchase            205        (5)
                                                1/3/2005        Purchase            439        (5)
                                                2/1/2005        Purchase            275        (5)
                                                3/1/2005        Purchase            395        (5)
James. W. McLane............................    3/3/2003        Purchase            963        (5)
                                                4/1/2003        Purchase          1,333        (5)
                                                5/1/2003        Purchase            463        (5)
                                                6/2/2003        Purchase         11,000        (6)
                                                6/2/2003        Purchase            594        (5)
                                                7/1/2003        Purchase            306        (5)
                                                8/1/2003        Purchase            274        (5)

                                                DATE OF     TRANSACTION TYPE   NUMBER OF    NATURE OF
NAME                                          TRANSACTION   (PURCHASE/SALE)     SHARES     TRANSACTION
----                                          -----------   ----------------   ---------   -----------
                                                9/2/2003        Purchase            131        (5)
                                               10/2/2003        Purchase            203        (5)
                                               11/3/2003        Purchase            291        (5)
                                               12/1/2003        Purchase            194        (5)
                                                1/2/2004        Purchase            209        (5)
                                                2/2/2004        Purchase            675        (5)
                                                2/2/2004        Purchase            306        (5)
                                                3/1/2004        Purchase            480        (5)
                                                4/1/2004        Purchase            657        (5)
                                                5/3/2004        Purchase            386        (5)
                                               5/20/2004        Purchase         15,385        (1)
                                                6/1/2004        Purchase            498        (5)
                                                7/1/2004        Purchase            372        (5)
                                                8/2/2004        Purchase            242        (5)
                                                9/1/2004        Purchase            622        (5)
                                               10/1/2004        Purchase            249        (5)
                                               11/1/2004        Purchase            446        (5)
                                               12/1/2004        Purchase            273        (5)
                                                1/3/2005        Purchase            508        (5)
Ivan R. Sabel...............................   3/11/2004        Purchase          2,750        (6)
                                                4/1/2004        Purchase            934        (5)
                                                5/3/2004        Purchase            771        (5)
                                               5/20/2004        Purchase         15,385        (5)
                                                6/1/2004        Purchase            708        (5)
                                                7/1/2004        Purchase            645        (5)
                                                8/2/2004        Purchase            376        (5)
                                                9/1/2004        Purchase          1,335        (5)
                                               10/1/2004        Purchase            387        (5)
                                               11/1/2004        Purchase            796        (5)
                                               12/1/2004        Purchase            319        (5)
                                                1/3/2005        Purchase            924        (5)
                                                2/1/2005        Purchase            685        (5)
                                                3/1/2005        Purchase            659        (5)
Donald L. Seeley............................    6/2/2003        Purchase         11,000        (6)
                                               5/20/2004        Purchase         15,385        (1)
Marilyn R. Seymann, Ph.D. ..................    6/2/2003        Purchase         11,000        (6)
                                                2/2/2004        Purchase            675        (5)
                                               5/20/2004        Purchase         15,385        (1)
Richard D. Skelly, Jr. .....................    3/5/2003        Purchase            750        (8)
                                                4/1/2003        Purchase         60,000        (1)
                                               5/20/2004        Purchase         13,043        (1)
                                               5/10/2004            Sale          6,690        (2)
Cindy H. Susienka...........................   2/27/2003        Purchase          7,824        (7)
                                                3/3/2003        Purchase          3,000        (8)
                                                3/3/2003        Purchase          2,000        (8)
                                                4/1/2003        Purchase         60,000        (1)
                                               5/20/2004        Purchase         49,358        (1)
                                               2/27/2003            Sale          9,781        (7)
                                               5/10/2004            Sale          6,640        (2)
                                               8/18/2004            Sale          1,266        (2)

---------------

(1) Restricted stock award.

(2) Shares surrendered in payment of taxes associated with scheduled vesting of restricted shares.

(3) Issuance of phantom stock units pursuant to the Executive Deferred Compensation Plan.

(4) Cancellation of unvested shares due to termination of the Executive Deferred Compensation Plan.

(5) Issuance of phantom stock units pursuant to the Non-Employee Director Deferred Compensation Plan.

(6) Non-qualified stock option grant.

(7) Distribution of vested shares of BEI common stock in connection with termination of Executive Deferred Compensation Plan.

(8) Open market purchase.

             MISCELLANEOUS INFORMATION CONCERNING BEI PARTICIPANTS

     Douglas J. Babb, William R. Floyd and Jeffrey P. Freimark have agreed to serve as proxies with respect to BEI's WHITE proxy card.

     Other than as disclosed in this Schedule or in the Proxy Statement, to the knowledge of BEI:

          (i) no BEI Participant is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of BEI, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

          (ii) no BEI Participant beneficially owns, directly or indirectly, any securities of any subsidiary of BEI.

          (iii) no associates of any BEI Participant beneficially own, directly or indirectly, any securities of BEI.

          (iv) none of the BEI Participants or any of their respective associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of January 1, 2004, or any currently proposed transactions or series of similar transactions, to which BEI or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

          (v) none of the BEI Participants nor any of their respective associates has any arrangements or understandings with any person with respect to (i) any future employment by BEI or its affiliates or (ii) any future transactions to which BEI or any of its affiliates will or may be a party.

          (vi) no BEI Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                                  SCHEDULE II

    INFORMATION CONCERNING LEHMAN BROTHERS AND JPMORGAN AND CERTAIN OF THEIR EMPLOYEES WHO MAY BE DEEMED PARTICIPANTS IN BEI'S SOLICITATION OF PROXIES


     BEI retained Lehman Brothers and JPMorgan as its financial advisors to provide certain financial advisory and investment banking services, including those in connection with the proposals received from the Whitman/Appaloosa group and related matters. BEI has agreed to pay Lehman Brothers and JPMorgan customary fees for such services and to reimburse Lehman Brothers and JPMorgan for reasonable out-of-pocket expenses and to indemnify Lehman Brothers, JPMorgan and certain related persons against certain liabilities relating to or arising out of the engagements. Although neither Lehman Brothers nor JPMorgan admits that it or any of its directors, officers, employees, affiliates or controlling persons is a "participant," as defined in Schedule 14A promulgated under the Exchange Act, in the solicitation of proxies for the Annual Meeting, or that
Schedule 14A requires the disclosure of certain information concerning them, the following employees of Lehman Brothers and JPMorgan may assist BEI in its solicitation of proxies. However, none of Lehman Brothers, JPMorgan or any of the persons named below will receive any fee for, or in connection with, any solicitation activities apart from the fees Lehman Brothers and JPMorgan are otherwise entitled to receive under their respective engagements.


     The business address of the employees of Lehman Brothers is 745 Seventh Avenue, New York, NY 10019. The business address of the employees of JPMorgan is 277 Park Avenue, New York, NY 10172.

NAME AND PRINCIPAL BUSINESS ADDRESS                       PRINCIPAL OCCUPATION
-----------------------------------                       --------------------
Mark Shafir....................................  Managing Director, Lehman Brothers
Brian McCarthy.................................  Managing Director, Lehman Brothers
Barry Blake....................................  Senior Vice President, Lehman Brothers
David Sturek...................................  Vice President, Lehman Brothers
Robert Snead...................................  Associate, Lehman Brothers
Doug Braunstein................................  Managing Director, JPMorgan
Brian Gottlieb.................................  Managing Director, JPMorgan
Cory Rapkin....................................  Vice President, JPMorgan
David McCollough...............................  Vice President, JPMorgan
Patrick Cook...................................  Vice President, JPMorgan
Aaron Rubin....................................  Associate, JPMorgan

     Lehman Brothers is an internationally recognized, full service securities firm offering a range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. JPMorgan and its affiliates comprise an internationally recognized full service securities firm and a commercial bank engaged in securities trading and brokerage activities, as well as providing investment banking, asset management, financing, and financial advisory services and other commercial and investment banking products and services to a wide range of corporations and individuals. Lehman Brothers, JPMorgan and their respective affiliates may trade the securities of BEI for their own accounts and the accounts of customers and, accordingly, may at any time hold a long or short position in such securities, or option contracts or other derivatives in or relating to such securities. As of the Record Date, each of Lehman Brothers and JPMorgan, for its account, beneficially owned less than 1% of BEI common stock. Lehman Brothers, JPMorgan and their respective affiliates may have voting and/or dispositive power with respect to securities of BEI held in management, brokerage and other accounts. Lehman Brothers, JPMorgan and their respective affiliates disclaim beneficial ownership of securities of BEI not held for their own respective accounts. None of the individuals listed above (the "Other BEI Participants") has purchased or sold any BEI securities during the past two years. However, the Other BEI Participants may hold investments in certain investment funds which from time to time may hold positions in BEI securities. The Other BEI Participants do not exercise any investment control or discretion with respect to the securities purchased or sold by such investment funds and disclaim beneficial ownership of any BEI securities that may from time to time be held by such funds.

          MISCELLANEOUS INFORMATION CONCERNING OTHER BEI PARTICIPANTS

     Other than as disclosed in this Schedule or in the Proxy Statement, to the knowledge of BEI:

          (i) no Other BEI Participant is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of BEI, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

          (ii) no Other BEI Participant beneficially owns, directly or indirectly, any securities of any subsidiary of BEI.

          (iii) no associates of any Other BEI Participant beneficially own, directly or indirectly, any securities of BEI.

          (iv) none of the Other BEI Participants or any of their respective associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of January 1, 2004, or any currently proposed transactions or series of similar transactions, to which BEI or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

          (v) none of the Other BEI Participants nor any of their respective associates has any arrangements or understandings with any person with respect to (i) any future employment by BEI or its affiliates or (ii) any future transactions to which BEI or any of its affiliates will or may be a party.

          (vi) no Other BEI Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                                      PROXY

                            BEVERLY ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Douglas J. Babb, William R. Floyd and Jeffrey P. Freimark, and each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on March 7, 2005 at the Annual Meeting of Stockholders to be held on April 21, 2005 and any and all adjournments or postponements thereof.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY STATEMENT; FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2005; AND AGAINST THE SHAREHOLDER PROPOSALS LISTED AS ITEMS 3-5 ON THE REVERSE SIDE OF THIS PROXY CARD.

    The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

    IMPORTANT -- THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

[X]   PLEASE MARK YOUR
      VOTES AS IN
      THIS EXAMPLE

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
OF PROPOSALS 1 & 2                                                          PROPOSALS 3, 4 AND 5.

                                                  WITHHOLD
                                                  AUTHORITY
                                       FOR       TO VOTE FOR
                                  ALL NOMINEES   ALL NOMINEES
                                 LISTED TO LEFT LISTED TO LEFT *EXCEPTIONS                                      FOR  AGAINST ABSTAIN

1. Election Of Directors                                                    3. Amend the By-Laws to fix the      [ ]   [ ]     [ ]
Nominees: William R. Floyd,            [ ]             [ ]            [ ]      number of Directors constituting
          Melanie Creagan                                                      the entire Board at Eight
          Dreher, Ph.D.,
          John D. Fowler, Jr.,                                              4. Repeal any Amendment to the       [ ]   [ ]     [ ]
          John P. Howe, III, M.D.,                                             By-Laws adopted after May 29,
          James W. McLane,                                                     1997, other than the Amendment
          Ivan R. Sabel,                                                       described in Proposal 3
          Donald L. Seeley and
          Marilyn R. Seymann, Ph.D.                                         5. Require that Proposals 3 and 4    [ ]   [ ]     [ ]
                                                                               be presented prior to the
                                                                               Election of Directors and
                                                                               before any other business is
                                                                               conducted at the Annual
                                                                               Meeting

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
BELOW.)

* Exceptions                                                                     To change your address, please mark this box. [ ]
             ----------------------------------------------------------------

If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them, shall have full discretion to vote for any other person who may be nominated.

                                                    FOR    AGAINST    ABSTAIN
2. Appointment of Ernst & Young LLP as Independent  [ ]      [ ]        [ ]
   Auditors for 2005


                                                                            Date  ___________________________________________ , 2005

                                                                            --------------------------------------------------------
                                                                            Signature

                                                                            --------------------------------------------------------
                                                                            Signature/Title

                                                                            NOTE: Please sign exactly as name appears on this proxy
                                                                                  card. When shares are held by joint tenants, both
                                                                                  should sign. When signing as attorney, as
                                                                                  executor, administrator, trustee or guardian,
                                                                                  please give full title as such. If a corporation,
                                                                                  please sign in full corporate name by President or
                                                                                  other authorized officer. If a partnership, please
                                                                                  sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN TODAY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL NOT BE USED IF YOU ATTEND THE ANNUAL MEETING IN
PERSON AND SO REQUEST.